As filed with the Securities and Exchange Commission on November
25, 1995

Registration No. 33-48013

_________________________________________________________________


	SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]



	Pre-Effective Amendment No.	[  ]



	Post-Effective Amendment No. 4	[X]



and/or



REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF
1940	[X]



	Amendment No. 5	[X]



	(Check appropriate box or boxes)



                              BHIRUD FUNDS, INC.
          	(Exact Name of Registrant as Specified in Charter)



c/o Bhirud Associates, Inc.

1266 E. Main Street, Stamford, Connecticut 06902

(Address of Principal Executive Offices)     (Zip code)

Registrant's Telephone Number, including Area Code: (203) 977 -
1521



SURESH BHIRUD

Bhirud Associates, Inc.

1266 E. Main Street, Stamford, Connecticut 06902

(Name and Address of Agent for Service)



	Copy to: MICHAEL R. ROSELLA, Esq.

	Battle Fowler LLP

	Park Avenue Tower

	75 East  55th Street

	New York, New York 10022



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.



It is proposed that this filing will become effective: (check appropriate box)



[   ] 	immediately upon filing pursuant to paragraph (b)

[X]	on November 30, 1995 pursuant to paragraph  (b)

[  ]	60 days after filing pursuant to paragraph (a) (i)

[  ]	on (date) pursuant to paragraph (a) (i)

[  ]	75 days after filing pursuant to paragraph (a) (2)

[  ]	on (date) pursuant to paragraph (a) (2) of Rule 485



The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended July 31, 1995 on September 25, 1995.


BHIRUD FUNDS, INC.

Registration Statement on Form N -1A





-----------------------------------------------

CROSS REFERENCE SHEET -

Pursuant to Rule 404 (c)

-----------------------------------------------



Part A

Item No.	 		Prospectus Heading
1.	Cover Page		Cover Page

2.	Synopsis		Prospectus Summary; Table of Fees and 	Expenses

3.	Condensed Financial
	Information		Financial Highlights

4.	General Description of
	Registrant		Investment Objectives,Policies and
Risks; Investment Restrictions; and General information

5. 	Management of the Fund 	Management of the Fund; The
				Administrator; Custodian, Transfer Agent and Dividend Disbursing Agent;
				Distribution and Service Plan

5a.  	Management's Discussion
	of Fund Performance	Not Applicable

6.	Capital Stock and
	Other Securities	Purchase of Shares; Redemption of
	 			Shares; General Information; Dividends,
				Distributions and Taxes

7.	Purchase of Securities
	Being Offered		Purchase of Shares; Net Asset Value;
				Distribution and Service Plan

8.	Redemption or
	Repurchase		Redemption of Shares

9.	Legal Proceedings	Not Applicable

- i -
Part B				Caption in Statement of Additional
Item No.			Information
10.	Cover Page		Cover Page

11.	Table of Contents	Table of Contents

12.	General Information
	and History		Advisor; Directors and Officers

13.	Investment Objectives
	and Policies	 	Investment Objectives, Policies and Risks

14.	Management of the Fund 	Advisor; Directors and Officers

15.	Control Persons
	and Principal Holders of
	Securities		Directors and Officers

16.	Investment Advisory
	and Other Services 	Advisor; Distribution and Service Plan;
				Custodian, Transfer Agent and Dividend 					Disbursing Agent

17.    	Brokerage Allocation	Brokerage and Portfolio Turnover

18.	Capital Stock and
	other Securities	Description of Common Stock

19.	Purchase, Redemption
	and Pricing of Securities
	Being Offered		Purchase and Redemption of Shares; Net
				Asset Value

20. 	Tax Status		Tax Status

21. 	Underwriters		Distribution and Service Plan

22.	Calculation and
	Performance Data	Performance

23. 	Financial Statements	Independent Auditors' Report; Financial 				Statements


- ii -
-----------------------------------------------------------------


THE BHIRUD MID CAP GROWTH FUND

SOUNDVIEW PLAZA

1266 EAST MAIN STREET

STAMFORD, CONNECTICUT 06902

TELEPHONE:  (800) 424-2295

------------------------------------



PROSPECTUS

NOVEMBER 30, 1995



------------------------------------



		Bhirud Funds, Inc. (the "Fund") is a diversified, open-end management investment company currently consisting of The Bhirud
Mid Cap Growth Fund portfolio (the "Portfolio"). The Portfolio is a fund whose investment objective is to seek to achieve growth of capital by attempting to outperform the Standard &
Poor's MidCap 400 Index ("S&P MidCap Index"). The Portfolio will seek to achieve this objective by investing primarily in common stocks of mid-sized companies including common stocks listed on the S&P MidCap Index. There can be no assurance that the Portfolio will achieve its objective. See "Investment
Objective, Policies and Risks."

------------------------------------



		This Prospectus sets forth concisely the information a prospective investor should know before investing in the Portfolio. A Statement of Additional Information, dated
November 30, 1995, containing additional and more complete information about the Portfolio has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference into this Prospectus. For a free copy, write or call the Portfolio at the address or telephone number set forth above.

------------------------------------



		Bhirud Associates, Inc. is both the advisor of the Portfolio, and the distributor of the Portfolio's shares. Bhirud
Associates, Inc. is a registered investment advisor, registered broker-dealer and member of the National Association of Securities Dealers, Inc.

------------------------------------



THIS PROSPECTUS SHOULD BE RETAINED

BY INVESTORS FOR FUTURE REFERENCE.

------------------------------------





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



-----------------------------------------------------------------





PROSPECTUS SUMMARY

		The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.



		THE FUND: Bhirud Funds, Inc. is an open-end, diversified, management investment company currently consisting of The Bhirud
Mid Cap Growth Fund portfolio (the "Portfolio").



		INVESTMENT OBJECTIVE: The Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap Index. The Portfolio will seek to achieve this objective by investing primarily in common stocks of mid-sized companies (those with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on the S&P MidCap Index (collectively, "Common Stocks") which the
Portfolio's investment advisor believes are likely to outperform the S&P MidCap Index. Although the Portfolio may also invest in the types of investment grade fixed income instruments described under "Investment Objective, Policies and Risks" herein, and may use various special investment techniques, under normal market conditions the Portfolio will invest at least 80% of its total assets in Common Stocks. Under normal market conditions, up to 20% of the Portfolio's total assets may be invested in options, warrants, futures contracts, preferred stocks, investment grade debt securities and securities convertible into common or preferred stock. See "Investment Objective, Policies and
Risks". There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval.



		MANAGEMENT AND FEES: Bhirud Associates, Inc. (the "Advisor") serves as the Portfolio's investment advisor and is compensated for its services and its related expenses at an annual rate of 1.00% of the Portfolio's average daily net assets up to $250 million, .75% of the Portfolio's average daily net assets between $250 and $500 million and .65% of the Portfolio's average daily net assets over $500 million. The Portfolio's advisory fee is higher than that paid by most other mutual funds. Bhirud Associates, Inc. (the "Distributor") will also act as distributor for the Portfolio's shares. The Portfolio has a Distribution and Service Plan (the "Plan") which permits it to pay the Distributor a maximum of .25% per annum of the Portfolio's average daily net assets for shareholder services and expenses.



		HOW TO PURCHASE SHARES: Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of a purchase order by the Portfolio's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Portfolio plus a sales load of 5.75%. The minimum initial investment is $1,000. The minimum for subsequent investments is $100.
Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See
"Purchase of Shares" and "Retirement Plans."



		HOW TO SELL SHARES: Shares of the Portfolio may be redeemed by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund in proper order. See "Redemption of Shares."



		DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will be paid on the payment date in additional shares of the Portfolio having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution unless a shareholder otherwise elects to receive cash. An election may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. However, the Portfolio currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

		RISK FACTORS: Investors should consider the risks associated with investing in Common Stocks. While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors. See "Investment
Objective and Policies--Common Stocks." The Portfolio may invest in options, warrants, futures contracts, investment grade convertible securities and may engage in short sales. For the risks associated with these investments see "Investment
Objective, Policies and Risks--Other Investments and Related
Risk Factors."


	"Standard & Poor'sR", "S&PR", "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Bhirud Funds, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio."
TABLE OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:

Maximum sales load imposed on purchases    	5.75%

(as a percentage of offering price)

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)



Advisory Fees -- After Fee Waiver     		0.92%

12b-1 Fees      				0.24%

Other Expenses      				1.32%

Administration Fee    				0.20%



Total Operating Expenses -- After Fee Waivers  	2.68%

						======


EXAMPLE 	1 YEAR		3 YEARS 	5 YEARS 	10YEARS

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each
time period 	$84 	    	$140 	    	$202 	    	$387


-----------------------------------------------------------------
The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. The sales load is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales loads. For more information concerning the reduction in sales loads, see "Purchase of Shares." The Advisory Fee would have been 1.0% of the Portfolio's average daily net assets absent the fee waiver. Total Operating Expenses would have been 2.87% (on an annualized basis) absent any fee waivers. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein.

		The figures reflected in the above example should not be considered as a representation of past or future expenses;
actual expenses may be greater or less than those shown above.

-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS



		The following table has been audited by Ernst & Young LLP, the Fund's independent auditors for 1993 and 1994, and by McCurdy &
Associates CPA's, Inc. for 1995, whose unqualified report thereon appears in the Statement of Additional Information and can be obtained by shareholders by request:


 					FOR THE   FOR THE      NOVEMBER 4, 					YEAR 	  YEAR	       1992
					ENDED 	  ENDED        (COMMENCE-
					JULY 31,  JULY 31,     MENT OF
					1995 	  1994         OPERATIONS)
							       THROUGH
							       JULY 31, 1993

Net Asset Value, Beginning of Period 	$10.50	  $10.87	$10.00

Income from Investment Operations:

         Net Investment Income (Loss) 	(0.14) 	  (0.04)*	0.28*

         Net Gain (Loss) on Securities
	 (both realized and
	unrealized) 	 		0.86 	  (0.24)	0.59

Total from Investment Operations 	0.72  	  (0.28)	0.87

Less Distributions:

         Dividends from Net
	   Investment Income 		 0 	  (0.09)	  0

         Distributions from
	  Capital Gains 		(1.51) 	    0 	  	  0

Returns of Capital Total Distributions 	(1.51) 	  (0.09)	  0

Net Asset Value, End of Period 	 	$ 9.71 	  $10.50	$10.87

Total Return (not reflecting
sales load) 				8.97% 	  (2.60)%         8.70%**

Ratios/Supplemental Data:

 Net Assets, End of Period
 (in thousands) 			$6,589	   $9,719	 $6,265

 Ratio to Average Net Assets:
     Expenses 				2.68% 	    2.71%	  0.13%**
     Net Investment Income(Loss) 	(1.02)%	   (0.36)%        2.74%**
     Effect of Reimbursement/Waivers on
        Above Ratios 	 		0.19% 	    0.71%	  5.90%**
Portfolio Turnover Rate 		224.77%	    276.26%     163.72%**
Average Commission Rate Paid $/Share 	$0.0586

-----------------------------------------------------------------

<F1>
 * Based on weighted average shares outstanding.
<F2>
** Not annualized.

INVESTMENT OBJECTIVE, POLICIES AND RISKS



INVESTMENT OBJECTIVE



		The Fund is an open-end, diversified, management investment company organized as a Maryland corporation on May 27, 1992.
The Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap
Index. The Portfolio will attempt to achieve its objective by purchasing common stocks of mid-sized companies (companies with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on the S&P MidCap Index
(collectively, "Common Stocks").1 There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions (the "Investment Restrictions"), which are described herein and in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval.



INVESTMENT POLICIES



		The Portfolio's investment policies described below, and described more completely under "Common Stocks" and "Other
Investments and Related Risks Factors" herein, may be changed by the Board of Directors without shareholder approval. Although under normal market conditions the Portfolio intends to invest all of its assets in Common Stocks (and in no event less than 80% of the Portfolio's total assets), the Portfolio may invest up to 20% of its assets in other types of investment grade fixed income securities of such mid-sized companies (primarily preferred stocks, debt securities and securities convertible into common or preferred stock) and in options, warrants and futures contracts with respect to such companies, as determined by the Portfolio's advisor, Bhirud Associates, Inc. (the
"Advisor"). When warranted by business or financial conditions, the Portfolio may invest temporarily for defensive purposes without limitation in investment grade debt securities, preferred stocks, obligations of the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), or in short-term (maturing less than one year) money market instruments, including commercial paper rated "A-1" or better by Standard & Poor's
Corporation ("S&P") or "P-1" or better by Moody's Investors
Services, Inc. ("Moody's").



		In June 1991, S&P introduced the S&P MidCap Index covering middle size companies traded in the United States. The S&P
MidCap Index contains 400 domestic stocks with market capitalization ranging from $200 million to $5.2 billion. The median market capitalization is about $600 million. This index, which compliments the widely used S&P's 500 Index, was developed in response to widespread interest in the U.S. and international investment communities as a way to track and invest in a broad base of companies with market capitalizations smaller than those in the "500" but still large enough to be liquid and easily traded by large investors.



		The Advisor will rely extensively on the experience of its Chairman, Mr. Suresh L. Bhirud, and from his experience in stock selection in his previous roles with the research departments of leading Wall Street firms. The Advisor uses economic and sector analysis to enhance stock selection. The Advisor will also rely upon computer models developed by it for stock selection. The
Advisor may also rely upon other factors both fundamental and non-fundamental in determining the composition of the Portfolio.



		Factors considered by the Advisor when selecting the most attractive stocks include the following:



			(1)	company profitability;



			(2)	dividend payout ratio;



			(3)	earnings volatility;



			(4)	proprietary valuation model;



			(5)	proprietary analysis of earnings momentum;



			(6)	relative valuation and relative earnings momentum; and



			(7)	composite rank.



COMMON STOCKS



		Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in Common Stocks.
Common Stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock dividends, are satisfied.
 Common Stocks generally have voting rights. Common Stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



RISK FACTORS and OTHER INVESTMENTS



	Options and Futures Contracts



		The Portfolio may invest in options or futures contracts listed on the S&P MidCap Index as a means of achieving additional return or of hedging the value of the Portfolio.  A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option.  The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.  When the Portfolio sells an option on a current
Portfolio security which gives the holder of the option the
right to buy the underlying security from the Portfolio at a
specified time and   specified price, such an option is
considered a "covered" option.



		The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of the option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options that are purchased and sold in private transactions also create a credit risk on the Portfolio in that (i) the counterparty could fail to honor its obligations and (ii) the assets of the Portfolio used to cover its options positions constitute illiquid securities for purposes of subsection (i) under "Investment Restrictions" herein. The
Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Portfolio is limited to an investment not in excess of 5% of its total assets.



		The Portfolio may purchase and sell stock index futures contracts ("futures contracts") that are listed on the S&P
MidCap Index for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in their prices. As a futures contract purchaser, the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to the futures contracts it has purchased. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.



		If the Advisor anticipates that the prices of stock held by the Portfolio may fall, the Portfolio may sell a stock index futures contract. Conversely, if the Advisor wishes to hedge against anticipated price rises in those stocks which the Portfolio intends to purchase, the Portfolio may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.



		The Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist.



		Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.



		The extent to which the Portfolio may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such. See "Dividends, Distributions and Taxes."



		While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale.



		Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowing funds.
Such distortions are generally minor and would diminish as the contract approached maturity.



	Warrants and Rights



		The Portfolio may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Portfolio. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Portfolio, the warrant will expire and the Portfolio will suffer a loss on the price it paid for the warrant. The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's total assets are invested in warrants and the Portfolio will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.



	Convertible Securities



		Convertible securities may include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.



		The Portfolio may invest in convertible securities when it appears to the Advisor that it may not be prudent to be fully invested in Common Stocks. In evaluating a convertible security, the Advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Description of the Portfolio's Investment Securities" in the Statement of Additional Information.



		The Portfolio will purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which rating may have speculative characteristics) or, if unrated, judged by the Advisor to be of comparable quality. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. See "Description of Ratings" in the Statement of Additional Information.







	Corporate Reorganizations



		Subject to the Portfolio's policy of investing at least 80% of its total assets in Common Stocks, the Portfolio may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss. For further information on such investments, see "Description of the Portfolio's Investment Securities" in the Statement of
Additional Informatio..



	Investments in Small, Unseasoned Companies



		The Portfolio may invest up to 5% of its total assets in small, less well known companies which (including predecessors) have operated less than three years. The securities o such companies may have limited liquidity.



	When Issued, Delayed Delivery Securities and Forward Commitments



		The Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolio will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolio may sell the security before the settlement date if it is deemed advisable.



		Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Portfolio will segregate cash or liquid high-grade debt securities with the Portfolio's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.



	Short Sales



		The Portfolio may make short sales of securities listed on a national securities exchange. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.



		When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The
Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.



		The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Portfolio will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments
(including interest) on its collateral deposited with such broker-dealer.



		If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and, conversely, if the price declines, the Portfolio will realize a capital gain; provided, however, any gain will be decreased, and any loss increased, by the transaction costs described above.
Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.



		The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities. The Portfolio will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Portfolio may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.



	Repurchase Agreements



		The Portfolio may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal
Reserve System having total assets in excess of $500 million and
(ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's
Board of Directors ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified
Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.



		The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Portfolio's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Portfolio will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Portfolio, more than 15% of its net assets would be so invested.



	Loans of Portfolio Securities



		To increase income, the Portfolio may lend its securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Portfolio at any time, (3) the Portfolio receives reasonable interest or fee payments on the loan, (4) the Portfolio is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Portfolio's total assets.



		If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.



	Portfolio Turnover



		Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objectives. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio which will increase the Portfolio's total operating expenses. In addition, in order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.
 The Portfolio turnover rate for the fiscal year ended July 31, 1995 was 225%.



INVESTMENT RESTRICTIONS



		As a diversified investment company, 75% of the assets of the Portfolio is subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United
States government and its agencies and instrumentalities, and
(b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares. As used in this Prospectus, the term
"majority of the outstanding shares" of the Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.



		The Portfolio also operates under certain investment restrictions which are deemed fundamental policies of the Portfolio and also may be changed only with the approval of the holders of a majority of a Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, the Portfolio may not (except where specified):



			(i) invest more than 15% of the market value of the Portfolio's net assets in illiquid investments including repurchase agreements maturing in more than seven days;



			(ii)  purchase securities on margin or borrow money, except
(a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse
repurchase agreements, provided that (a) and (b) in the
aggregate do not exceed an amount equal to one-third of the
value of the total assets of the Portfolio less its liabilities
(not including the amount borrowed) at the time of the
borrowing, and further provided that 300% asset coverage is
maintained at all times;



			(iii)  purchase securities while borrowings exceed 5% of its total assets;



			(iv)  mortgage, pledge or hypothecate any assets except that the Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph
(ii) above.  However, although not a fundamental policy of the
Portfolio, as a matter of operating policy in order to comply with certain state statutes, the Portfolio will not pledge its assets in excess of an amount equal to 10% of net assets;



			(v) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions; or



			(vi) invest in securities of other investment companies, except (i) the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by
Section 12(d) of the Investment Company Act of 1940.



		If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.



		For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.



MANAGEMENT OF THE FUND



		The Fund's Board of Directors, which has overall responsibility for the management of the Fund, has employed Bhirud Associates, Inc. to serve as Advisor of the Portfolio. The Advisor supervises all aspects of the Portfolio's operations and provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Fund's Board of Directors, the Advisor makes the Portfolio's day-to-day investment decisions with respect to all purchases and sales, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.



		The individual who is primarily responsible for the day-to-day management of the Portfolio is Suresh L. Bhirud. Mr. Bhirud has been President of the Advisor since 1991. He was Senior Vice
President, Chief Investment Strategist and Chairman of the
Investment Policy Committee of Dean Witter Reynolds, Inc., from
1990 to 1991.  Mr. Bhirud was the Managing Director, Chief
Investment Strategist and Chairman of the Investment Policy
Committee of Oppenheimer & Co. from 1987 to 1990. Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and in other various positions involving quantitative market analysis
(1972 to 1981), of The First Boston Corporation.  The Fund's
Annual Report contains additional information regarding the Portfolio's performance and will be provided without charge, upon request.



		Investors are advised that the Fund was organized in 1992 and is the first and only mutual fund client managed by the Advisor.
 In addition, the Advisor's computer models, used in connection with the management of the Fund's portfolio, were developed in 1991 and are, therefore, unseasoned. Furthermore, the S&P
MidCap Index, which was introduced by Standard & Poor's in 1991, is also relatively new.



		The Advisor, a New York Corporation, was formed on June 20, 1991. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940. In addition to serving the Portfolio, as of October 31, 1994, the Advisor served as an advisor to high net worth individuals with total assets aggregating approximately $3.5 million under management. The
Portfolio is the only investment company advisory client of the Advisor. Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor.
The Advisor relies to a considerable extent on the expertise of Mr. Bhirud who may be difficult to replace in the event of his death, disability or resignation. The Advisor's address is the same as the Fund as shown on the cover of this Prospectus.



		During the year ended July 31st, 1995 the Fund paid brokerage commissions of $882 to Bhirud Associates, Inc.



		The Advisor may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Advisor to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Advisor to the accounts involved, including the Portfolio. When two or more of the clients of the Advisor, including the Portfolio, are purchasing the same security in a given day from the same broker-dealer, such transactions may be averaged as to price.



		The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Portfolio. Under those provisions, subject to applicable law and procedures adopted by the Fund's Board of Directors, the Advisor may (i) direct Portfolio brokerage to the Distributor; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Advisor to be useful or desirable for its investment management of the Portfolio and/or other advisory accounts of itself and any investment advisor affiliated with it; and (iii) consider the sales of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

		As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a fee, computed daily and payable monthly, in accordance with the following schedule: 1.0% of the Portfolio's average net assets up to $250 million; .75% of the average net assets between $250 million and $500 million; and .65% of the average net assets over $500 million. The Statement of Additional Information contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements. Pursuant to the Portfolio's Distribution and Service Plan, the Advisor may use the advisory fee for distribution purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolio for providing assistance in distributing the Portfolio's shares and defraying the cost of shareholder servicing and other promotional activities. See
"Distribution and Service Plan".



		The Portfolio is responsible for payment of its expenses, including, without limitation, the following types of expenses:
fees payable to the Advisor, Distributor, administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting, recordkeeping and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Advisor or its affiliates; costs of other personnel providing administrative and clerical services; costs of shareholders' services, including charges and expenses of persons providing confirmations of transactions in the Portfolio's shares, periodic statements to shareholders and recordkeeping services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares. See "Management of Fund" in the Statement of Additional Information. The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.



		Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services necessary for the Portfolio, other than those provided by the Advisor under the Advisory Contract, subject to the supervision of the Fund's Board of Directors.
For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administration fee, computed daily and payable monthly, equal, on an annual basis, to .20% of the Portfolio's aggregate average daily net assets. The Administrative Services
Agreement with the Advisor contains the same terms and conditions as those which governed the predecessor administrator under the previous Administrative Services Agreement except (i) that the accounting related and transfer agent services provided by the predecessor administrator under the previous
Administrative Services Agreement are now being provided by The
Provident Bank under separate agreements, (ii) the dates of execution and termination and (iii) the identity of the administrator.



		The Advisor provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund, none of whom receive compensation from the Portfolio. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates. Due to the services performed by the Advisor in its capacity as investment manager under the Advisory Contract and administrator under the Administrative Services Agreement, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.
The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.



DISTRIBUTION AND SERVICE PLAN



		Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a Distribution and Service Plan (the "Plan") for the Portfolio and, pursuant to the Plan, the Portfolio has entered into a Distribution Agreement and a Shareholder Servicing
Agreement with Bhirud Associates, Inc. (the "Distributor").  The
Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets.



		For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to .25% per annum of the Portfolio's average daily net assets (the
"Shareholder Servicing Fee"). The Shareholder Servicing Fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations (as defined below) with respect to servicing their clients or customers who are shareholders of the Portfolio.



		Under the Distribution Agreement, the Distributor, as agent for the Portfolio, will solicit orders for the purchase of the Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. The Plan and the Shareholder Servicing
Agreement provide that, in addition to the Shareholder Servicing
Fee, the Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and (ii) typesetting, printing and delivering the Portfolio's prospectus to existing shareholders of the Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.



		The Plan and the Advisory Contract provide that the Advisor and the Distributor may make payments from time to time from their own resources, which may include the advisory fee and past profits for the following purposes: to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements (each a "Participating Organization"), for performing shareholder servicing and related administrative functions on behalf of the Portfolio; to compensat certain Participating Organizations for providing assistance in distributing the Portfolio's shares; to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which the Portfolio is required to pay to the Advisor or the Distributor for any fiscal year under the Advisory Contract or the Shareholder Servicing
Agreement in effect for that year.



		The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services.
However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



PURCHASE OF SHARES



		The minimum initial investment is $1,000. Initial investments may be made in any amount in excess of the minimum. The minimum amount for subsequent investments is $100. Orders received as of the earlier of 4:00 P.M., New York City time, or the close of business of the New York Stock Exchange ("NYSE") on any Fund
Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 P.M., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Information on how to purchase Portfolio shares may be received by calling (800)
424-2295. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.



		The price paid for shares of the Portfolio is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.



	Sales loads are determined in accordance with the following sales load schedule:

				DEALER		SALES CHARGE	DISCOUNT
AMOUNT OF			SALES  		AS % OF NET   	AS % OF
PURCHASE               		LOAD      	AMOUNT INVESTED	OFFERING PRICE
Less than $50,000		5.75%  		6.10%   	5.25%

$50,000 up to $99,999     	5.25%        	5.54%         	4.75%

$100,000 up to $249,999     	4.50%        	4.71%        	4.00%

$250,000 up to $499,999     	3.00%        	3.09%        	2.50%

$500,000 up to $999,999      	2.00%        	2.04%        	1.50%

$1,000,000 or more       	0.00%         	0.00%        	0.00%

		The Distributor reserves the right to change the dealer's concession from time to time. In addition, the Distributor entered into a Select Dealer Agreement with H. J. Meyers & Co.,
Inc. pursuant to which the entire sales charge is retained by H.
J. Meyers & Co., Inc. (i.e., a dealer discount of 0%).



		Subject to compliance with applicable law and regulatory policies, broker-dealers selling shares of the Portfolio are eligible to participate in a program in which such firms receive from the Distributor a non-cash compensation award for each of their registered representatives who have sold a certain number of shares of the Portfolio during a specified time period. The type of non-cash compensation award which the registered representatives shall be eligible to receive under the program will vary depending on the cumulative number of shares of the Portfolio sold during such period, less redemptions, by the respective registered representative. The types of non-cash compensation awards available under the program are pens, home electronic merchandise and sporting goods; all expense paid cruises for two; and airplane and hotel fares for two to Europe.
 Such non-cash compensation awards are made by the Distributor out of its own assets and not out of the assets of the Portfolio. These programs will not change the price investors pay for their shares or the amount that the Portfolio will receive from the shares sold.



REDUCTION OR ELIMINATION OF SALES LOAD



		Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the above sales load schedule. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth
$95,000 at the current net asset value and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.



		Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio.
Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.



		Letter of Intent. Any investor may sign a Letter of Intent, available from the Distributor, stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent.
If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5.75% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor.
If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Portfolio to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.



		Open-End Management Investment Company Shareholders. Shareholders of any open-end management investment company may utilize the net redemption or sales proceeds from the redemption or sale of such shares to purchase shares of the Portfolio at no sales load. Investment of the net redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the settlement date of such redemption or sale and must be supported by the documentation requested by the Distributor to provide evidence of said sale or redemption.



		Employees of the Advisor and Distributor. Employees (and their immediate families) of Bhirud Associates, Inc. and H. J.
Meyers & Co., Inc. may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.



HOW TO PURCHASE SHARES



		All funds received by the Portfolio are invested in full and fractional shares of the Portfolio. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Portfolio shares, and each shareholder receives a statement of transactions, holdings and dividends. The
Portfolio reserves the right to reject any purchase.



		An investment may be made using any of the following methods:



				Mail.  To purchase shares in the Portfolio, an investor
should deliver a completed new account registration form with a check payable to "The Bhirud Mid Cap Growth Fund" to The Bhirud
Mid Cap Growth Fund, c/o The Provident Bank, Mutual Fund
Services, P. O. Box 14967, Cincinnati, Ohio 45250-0967.  If
shares are purchased by check and redeemed before the check has cleared, the transmittal of redemption proceeds will be delayed until funds are collected, which may take up to 15 days (See
"Redemption of Shares").



				By Wire.  Investments may be made directly through the use
of wire transfers of Federal funds.  Contact your bank and
request it to wire Federal funds to the Portfolio.  In most
cases, your bank will either be a member of the Federal Reserve
Banking System or have a relationship with a bank that is.  Your bank will normally charge you a fee for handling the
transaction.  To purchase shares by a Federal funds wire, please first contact The Provident Bank, Mutual Fund Services at (800)
424-2295.  They will establish a record of information for the wire to insure the correct processing of funds.  Failure to
contact The Provident Bank, Mutual Fund Services will delay the effective date of the purchase order to the next business day.



		Investor purchases by wire funds must be directed to:



		THE PROVIDENT BANK

		ABA:  042000424

		MUTUAL FUND SERVICES

		Further Credit To: THE BHIRUD MID CAP GROWTH FUND

		Account Number: ___________________

		Account Name: _____________________



REDEMPTION OF SHARES



		Upon receipt by the Fund of a redemption request in proper form, shares of the Portfolio will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks (including certified or cashier's checks) in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.



		By Mail. Redemption requests may be made by letter to the Fund, specifying the name of the Portfolio, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In all cases, all the signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's transfer agent's standards and procedures. (Guarantees by notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.



		By Telephone. The Fund may accept telephone redemption requests ((800) 424-2295) from any person with respect to accounts of shareholders who have previously elected this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone redemption requests may not exceed the sum of $25,000 per request per day. The proceeds of a telephone redemption will be sent to the shareholder at his address or to his bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. The Fund will employ reasonable telephone procedures to confirm that telephone redemption instructions are genuine. Telephone procedures will include requiring some form of personal identification prior to acting upon instructions received by telephone. The failure of the Fund to employ such procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent transactions. The telephone redemption option may be modified or discontinued at any time upon 60 days notice to shareholders.



		Shareholders may also redeem Portfolio shares through Participating Organizations holding such shares who have made arrangements with the Portfolio permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.



		The Portfolio may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the Securities and Exchange Commission has by order permitted such suspension; or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Portfolio not reasonably practicable. The
Portfolio may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.



		To minimize expenses, the Portfolio reserves the right to redeem upon not less than 45 days notice all shares of the Portfolio in an account (other than an Individual Retirement
Account) which has a value below $500 caused by reason of a redemption by a shareholder of shares of the Portfolio;
provided, however, a shareholder's shares may not be redeemed if written objection to the redemption is received by the Portfolio within 30 days after the date on which the notice of the redemption is received by the shareholder. Shareholders will be allowed to make additional investments prior to the date fixed for the redemption to avoid liquidation of the account. In lieu of the right to redeem shares, the Portfolio may impose a monthly service charge of $10 on such accounts.

		The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income purposes.



REINSTATEMENT PRIVILEGE



		A shareholder in the Portfolio who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment so long as the reinvestment occurs within 30 days of the original redemption. The shareholder must reinvest in the same Portfolio and in the same account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised.



EXCHANGE OF SHARES



		When and if additional portfolios of the Fund are created, an investor may, without cost, exchange shares of the Portfolio of the Fund into any other portfolio of the Fund, subject to the $1,000 minimum initial investment requirements for the Portfolio. See "Purchase of Shares." The Fund will provide shareholders with 60 days written notice prior to any modifications or discontinuance of the exchange privilege.
Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one portfolio and purchases of another portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares."



RETIREMENT PLANS



		The Portfolio has available a form of Individual Retirement Account ("IRA") for investment in Portfolio shares which may be obtained from the Distributor. Self-employed investors may purchase shares of the Portfolio through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Portfolio does not currently act as sponsor to such plans. Portfolio shares are also a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.



		The minimum initial investment for all such retirement plans is $2,000 ($2,250 for combined spousal IRAs). The minimum for all subsequent investments is $250.



		Under the Internal Revenue Code of 1986, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to either or both IRA's provided that no more than $2,000 may be contributed to the IRA of either spouse.



		Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Internal Revenue Code, and, prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.



DIVIDENDS, DISTRIBUTIONS AND TAXES



		Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Fund's Board of Directors in additional shares of the Portfolio having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains.



		The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolio. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors and tax-exempt investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.



		The Portfolio has elected and intends to qualify each year for the special tax treatment applicable to "regulated investment companies." To qualify as a regulated investment company, the Portfolio must meet certain complex tests concerning its investments and distributions. It is anticipated that the Portfolio will not be subject to Federal income or excise tax.



		Dividends from net investment income and distributions of realized short-term capital gains will be taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction.
Distributions of long-term capital gains will be taxable to shareholders as long-term capital gain. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes.



		A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Portfolio appreciate in value, purchasers of shares of the Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.



		The Federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service.
Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.



CALCULATION OF INVESTMENT PERFORMANCE



		The Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders.
The Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by the Lipper Analytical Services, Wiesenberger Investment Company
Service, Barron's, Business Week, Changing Times, Financial
World, Forbes, Fortune, Money, Personal Investor, Bank Rate
Monitor, and The Wall Street Journal as having the same investment objectives. The Fund may from time to time compare its performance to the performance of the S&P MidCap Index, the S&P 500 Index and other types of investments including, without limitation, long-term government securities, long-term corporate bonds, common stocks of small-cap companies and inflation.



		Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.



		The formula for total return used by the Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000
(assuming the investment is made at a public offering price that includes the current maximum sales load of 5.75%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.
Total return may be stated with or without giving effect to any expense limitations in effect for the Portfolio.



		The Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price
(reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.
The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.



		Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.



GENERAL INFORMATION



		The Fund was incorporated under the laws of the State of Maryland on May 27, 1992 and it is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.



		The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Portfolio and which are sent to shareholders.



		As a general matter, the Fund will not hold annual or other meetings of the Portfolio's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors as required by the Act, (b) for approval of the Fund's revised Advisory Contract with respect to a particular class or series of stock, (c) for approval to revisions of the Fund's distribution plan with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.
The Portfolio's shareholders retain the right to remove directors. Furthermore, the Fund will assist in shareholder communications.



		The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio.
Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund.



		Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



		For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange
Commission, including the exhibits thereto.  The Registration
Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.



NET ASSET VALUE



		The net asset value of the Portfolio's shares is determined as of the earlier of 4:00 P.M., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Portfolio are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.



CUSTODIAN AND TRANSFER AGENT



		The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities, and is transfer agent for the Portfolio's shares. The Portfolio's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving Portfolio assets.



STANDARD & POOR'S MIDCAP 400 INDEX



		The Fund (the "Licensee") has a licensing agreement with Standard & Poor's, a division of McGraw-Hill, Inc., for the use of the S&P MidCap 400 Index in connection with the Portfolio.
The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P MidCap 400 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.



	S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P
SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR
INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE
PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P
MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY
DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING,
IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST
PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.





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-----------------------------------------------------




TABLE OF CONTENTS
			       			Page


PROSPECTUS SUMMARY  				2

TABLE OF FEES AND EXPENSES  			4

FINANCIAL HIGHLIGHTS  				5

INVESTMENT OBJECTIVE				6

INVESTMENT POLICIES 				6

COMMON STOCKS					7

RISK FACTORS					7

INVESTMENT RESTRICTIONS 			12

MANAGEMENT OF THE FUND 				13

DISTRIBUTION AND SERVICE PLAN 			16

PURCHASE OF SHARES 				17

REDEMPTION OF SHARES				20

EXCHANGE OF SHARES 				21

RETIREMENT PLANS 				21

DIVIDENDS, DISTRIBUTIONS AND TAXES		22

CALCULATION OF INVESTMENT PERFORMANCE 		23

GENERAL INFORMATION 				23

NET ASSET VALUE 				24

CUSTODIAN AND TRANSFER AGENT			24

STANDARD & POOR'S MIDCAP 400 INDEX		25

------------------

		NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN
THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH
INFORMATION AND REPRESENTATION MAY NOT BE RELIED UPON AS
AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISOR, DISTRIBUTOR OR
ANY AFFILIATE THEREOF.  THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE
SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT
IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

-----------------------------------------------------------------



-----------------------------------------------------------------


THE BHIRUD



MID CAP



GROWTH



FUND


----------------

PROSPECTUS



----------------


BHIRUD ASSOCIATES, INC.

ADVISOR

DISTRIBUTOR


NOVEMBER 30, 1995

-----------------------------------------------------------------

____________________________________________________________________________


---------------------------------------------------------------------

THE BHIRUD MID CAP GROWTH FUND

(the "Portfolio")



Soundview Plaza

1266 E. Main Street

Stamford, Connecticut 06902

Telephone (800) 424-2295

_________________________________________________________________




Statement of Additional Information



November 30, 1995



This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Portfolio's prospectus dated November 30, 1995 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Portfolio at the address or telephone number set forth above.

TABLE OF CONTENTS
INVESTMENT POLICIES   		                     		 2
DESCRIPTION OF THE PORTFOLIO'S INVESTMENT SECURITIES  	  	 3
INVESTMENT RESTRICTIONS        	  				 5
DIRECTORS AND OFFICERS             	  			 7
ADVISOR                                             	  	 8
CUSTODIAN AND TRANSFER AGENT                                    12
DISTRIBUTION AND SERVICE PLAN                                   12
BROKERAGE AND PORTFOLIO TURNOVER                                14
COUNSEL AND INDEPENDENT AUDITORS      				16
PURCHASE AND REDEMPTION OF SHARES                               16
DESCRIPTION OF COMMON STOCK  	   				16
PERFORMANCE                                    			17
NET ASSET VALUE                              			17
TAX STATUS                                        		18
STANDARD & POOR'S MIDCAP 400 INDEX                              21
DESCRIPTION OF BOND RATINGS                                     22
INDEPENDENT AUDITORS REPORT                                     25
FINANCIAL STATEMENTS   						26

INVESTMENT POLICIES

		Bhirud Funds, Inc., (the "Fund") is an open-end, diversified, management investment company organized as a Maryland corporation on May 27, 1992, currently consisting of The Bhirud
Mid Cap Growth Fund portfolio (the "Portfolio").  The
Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the Standard & Poor's MidCap
400 Index (the "S&P MidCap Index"). To achieve its objective, the Portfolio expects that, under normal market conditions, at least 80% of its total assets will be invested in a diversified portfolio of common stocks of mid-sized companies (companies with market capitalization ranging from $150 million to $5.5 billion) including common stocks listed on S&P MidCap Index judged by Bhirud Associates, Inc. (the "Advisor") to be the most attractive of such securities. However, under normal market conditions, up to 20% of the Portfolio's total assets may be invested in options, warrants and future contracts, preferred stocks, investment grade debt securities and securities convertible into common or preferred stocks. The Portfolio may also invest temporarily without limitation for defensive purposes in U.S. Government or Government Agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, foreign securities, debt securities and/or short term money market instruments as deemed appropriate by the Advisor when warranted by business or financial conditions.



		The Portfolio has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue
Code. The Fund will be restricted in that, at the close of each quarter of the taxable year, at least 50% of the value of the Portfolio's total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Portfolio's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualifications as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.



	"Standard & Poor'sR", "S&PR", "S&P MidCap 400 Index" and
"Standard & Poor's MidCap 400 Index" are trademarks of
McGraw-Hill Inc. and have been licensed for use by Bhirud Funds, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio.

DESCRIPTION OF THE PORTFOLIO'S INVESTMENT SECURITIES

		The material relating to the risk factors pertaining to the securities invested in by the Portfolio set forth in the Prospectus is herein incorporated by reference. The following discussion is additional disclosure that supplements the Prospectus.



Common Stocks



		Investing in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the Standard & Poor's Fortune 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-sized companies have a more defined organizational structure and a plan for management succession. Finally, the common stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.



Investments in Warrants and Rights



		Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.



Convertible Securities



		The Portfolio may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Advisor to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics.
Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.



		In selecting convertible securities for the Portfolio, the Advisor relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Advisor, the risk of default is outweighed by the potential for capital appreciation.



		The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Advisor has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Advisor will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.



Investments in Small, Unseasoned Companies



		The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.



Corporate Reorganizations



		The Portfolio may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Advisor, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Portfolio.



		In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.
However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Advisor which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.



		In making such investments, the Portfolio will not violate any of its diversification requirements or investment restrictions
(see below, "Investment Restrictions") including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its total assets may be invested in the securities of any one issuer.
Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Portfolio thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Portfolio to meet the tests for favorable tax treatment as a "Regulated Investment
Company" specified by the Internal Revenue Code (see the
Prospectus, "Dividends, Distributions and Taxes"). The Advisor intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Internal Revenue Code.



Repurchase Agreements



		The Portfolio may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments.
 The Portfolio will require that the value of such underlying securities, together with any other collateral held by the Portfolio, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. The Portfolio's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Portfolio might be delayed in selling the collateral. Under the Investment Company Act of 1940, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not enter into repurchase agreements of a duranion of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of the total net assets would be so invested.





INVESTMENT RESTRICTIONS



		The Portfolio has adopted the following investment restrictions which may not be changed without the approval of the Portfolio's shareholders. Under such restrictions, the Portfolio may not:



1.	Invest more than 15% of the market value of the Portfolio's
total assets in illiquid investments including repurchase agreements maturing in more than seven days;



2.	Invest more than 25% of the value of its total assets in any particular industry;



3.	Purchase securities on margin or borrow money, except (a)
from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;



 4.	Lend portfolio securities of value exceeding in the
aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions;



 5.	Mortgage, pledge or hypothecate any assets except that a
Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 3 above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of total assets;



 6.	Invest in securities of other investment companies, except
(i) the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets or (ii) as permitted by
Section 12(d) of the Investment Company Act of 1940;



 7.	Act as an underwriter of securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;



 8.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;



9.	Purchase securities while borrowings exceed 5% of its total
assets;



10.	Purchase or acquire commodities or commodity contracts;



11.	Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing;



12.	Participate on a joint, or a joint and several, basis in any securities trading account; or



13.	Invest in companies for the purpose of exercising control.

		If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.





DIRECTORS AND OFFICERS



		The Directors and principal officers of the Fund, and their principal occupations for the past five years, are listed below.
 Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "Act") are indicated by an asterisk.





Name, age, position(s) with    Fund and address    	Principal
occupations during       past five years





Suresh L. Bhirud*, (47) Director, Chairman of the Board and Treasurer Soundview Plaza 1266 E. Main Street Stamford,
Connecticut 06902 	President of Bhirud Associates, Inc.,
Stamford, CT, from 1991 to date; Senior Vice President, Chief Investment Strategist, Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., New York, NY from 1990-91; Managing Director, Chief Investment Strategist, Chairman of the Investment Policy Committee of Oppenheimer & Co., New York, NY, from 1987-90; Chief Investment Strategist (1982-87) and various positions involving quantitative market analysis (1972-81) of The First Boston Corporation, New York, NY, from 1972-87.





Michael Smith*, (41) Managing Director of Corporate Finance 1895
Mt. Hope Avenue Rochester, NY  14620 	General Counsel for H. J.
Meyers & Co., Inc., from 1991 to date; Associate with the law firm of Harter, Secrest & Emery of Rochester, New York, from 1987-91; Senior Trial Counsel with the Securities Exchange Commission, Office of General Counsel from 1984-87.



Alexander Norman Crowder, III, (60) Director 6 Canoe Trail
Darien, CT  06820 	Management Consultant, from 1991 to date;
Chairman and Chief Executive Officer of Alexander & Alexander
Consulting Group (1991); Managing Principal and Director of
Tillinghast (Towers Perrin) from 1986-91.





Timothy M. Fenton, (52) Director 46 Norton Avenue Darien, CT
06620   	Partner of Fenton & Zalenetz, a direct marketing
consulting firm, from 1990 to date; President of Bozell Direct Response, a division of Bozell Worldwide, Inc. from 1987-90.



M. John Sterba, Jr., (53) Director Investment Management
Advisors, Inc. 156 Fifth Avenue New York, NY  10010 	Chairman of
Investment Management Advisors, Inc. from 1991 to date; Of
Counsel to Taub & Fasciana, P.C.; Principal of Venture Capital
Associates from 1988 to date; Vice President of Bank of America from 1987-88.





		For the fiscal year ended July 31,1995, the Portfolio paid a total of $11,000 in Directors' fees. Each disinterested
Director is paid $2000 per year as a retainer fee and a $500 allowance for attending each board meeting.



		As of October 31,1995, the Directors and officers of the Fund, as a group, owned less than 1% of the issued and outstanding shares of the Portfolio.



ADVISOR



		The Advisor to the Portfolio is Bhirud Associates, Inc., a New York corporation with principal offices located at Soundview
Plaza, 1266 E. Main Street, Stamford, Connecticut 06902. In addition to serving the Portfolio as Advisor, as of October
31,1995, the Advisor served as an investment advisor to individual accounts having a total value of approximately $3.5 million. The Fund is the only investment company advisory client of the Advisor.



		Suresh L. Bhirud, an officer, director and sole shareholder of the Advisor is deemed to be a "controlling person" of the Advisor. Consequently, Mr. Bhirud, as an officer and director of the Fund, is an affiliated person of both the Advisor and the Fund.



		Pursuant to the Advisory Contract for the Portfolio, the Advisor manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. In addition, the Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.



		The Advisor also provides the Fund with supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator. The administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Advisor, of its affiliates or of other organizations.



		The continuance of the Advisory Contract was approved by vote of a majority of directors, including a majority of directors who are not interested persons (as defined in the Act) of the Fund or Advisor, at the Board of Directors meeting held July 18, 1995. The Advisory Contract has a term which extends to July
31, 1996, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



		The Advisory Contract is terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The
Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.



		The Portfolio has, under the Advisory Contract, confirmed its obligation for payment of all its other expenses, including without limitation: fees payable to the Advisor, administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal, accounting and recordkeeping expenses;
costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.
 The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares. The
Portfolio also reimburses the Advisor for all of the Portfolio's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Portfolio and all the expenses incurred to conduct the Portfolio's affairs. The amounts of such reimbursements must be agreed upon between the Portfolio and the Advisor. The Advisor at its discretion may voluntarily waive all or a portion of the advisory fee and the operating expense reimbursemen..

		The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described below under "Distribution and Service Plan".



		For its services under the Advisory Contract, the Advisor receives from the Fund an advisory fee, computed daily and payable monthly, in accordance with the following schedule: (i)
1.0% of the first $250 million of the average net assets of the Portfolio; (ii) .75% of the average net assets of the Portfolio between $250 million and $500 million; and (iii) .65% of the average net assets of the Portfolio over $500 million.



		Any portion of the total fees received by the Advisor may be used by the Advisor to provide distribution, shareholder and administrative services. (See "Distribution and Service Plan" below.) The Advisor may irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fee for distribution purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolio for providing assistance in distributing the Portfolio's shares and defraying the costs of shareholder servicing and other promotional activities. See "Distribution and Service Plan." For the period of commencement of operations (November 4, 1992) through July 31, 1993, the Advisor was entitled to and voluntarily, permanently and irrevocably waived all advisory fees of $20,366.
  For the fiscal year ended July 31, 1994, the Advisor was entitled to $90,633 in advisory fees, however, the Advisor voluntarily, permanently and irrevocably waived advisory fees of $62,620 and, therefore, it received $28,013 in advisory fees for the year ended July 31, 1994. For the fiscal year ended July 31, 1995, the Advisor was entitled to $76,942 in advisory fees, however, the Advisor voluntarily, permanently and irrevocably waived advisory fees of $15,682 and, therefore, it received
$61,260 in advisory fees for the year ended July 31, 1995. There can be no assurance that such fees will be waived in the future.



		Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services reasonably necessary for the Portfolio, other than those provided by the Advisor under the Advisory
Contract, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Portfolio by the Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.



		Under the Administrative Services Agreement with the Portfolio, the Advisor provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Portfolio's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange
Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or the Portfolio's shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

		For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administrative fee (the "Administration Fee"), computed daily and payable monthly, equal, on an annual basis, to .20% of the Portfolio's average daily net assets.



		The Administrative Services Agreement with the Advisor contains the same terms and conditions as those which governed the predecessor administrator under the previous Administrative
Services Agreement except that (i) the accounting related and transfer agent services provided by the predecessor administrator under the previous Administrative Services
Agreement are now being provided by The Provident Bank under separate agreements, (ii) the dates of execution and termination and (iii) the identity of the administrator.



		The Portfolio paid Administration Fees to the predecessor administrator in the amounts of $4,066, $18,268 and 16,716 for the fiscal years ended July 31, 1993 (from commencement of operations on November 4, 1992), July 31, 1994, and July 31,
1995 respectively.



		The Administrative Services Agreement is terminable at any time, without the payment of any penalty, by a vote of the majority of the Portfolio's shareholders, by the Fund on behalf of the Portfolio or the Advisor on sixty days' written notice and automatically in the event of an "assignment" as defined by the 1940 Act. The Administrative Services Agreement shall remain in effect for the same periods as the Advisory Contract subject to annual approval by the Fund's Board of Directors.
The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.


CUSTODIAN AND TRANSFER AGENT


The Provident Bank, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio, 45202, is the Portfolio's custodian and transfer agent ("The Provident"). The Provident is a subsidiary of Provident Bancorp, Inc. a bank holding company located in Cincinnati, Ohio with $4.7 billion in consolidated assets as of December 31, 1993. Pursuant to a custody agreement with the Portfolio, The Provident is responsible for safekeeping the Portfolio's securities and cash and maintaining the books and records related to such duties. Subject to the supervision of the Advisor, Provident also maintains the Portfolio's accounting and portfolio transaction records.



DISTRIBUTION AND SERVICE PLAN



		The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for the Portfolio. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets. Pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Shareholder
Servicing Agreement under which the Portfolio will pay the Distributor a Shareholder Servicing Fee at the annual rate of
 .25% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) providing personal shareholder servicing and for maintenance of shareholder accounts and (ii) for payments to participating organizations, with which it has written agreements, with respect to servicing their clients or customers who are shareholders of the Portfolio (each a "Participating
Organization").



		The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Shareholder Servicing
Agreement, and (ii) preparing, printing and delivering the Portfolio's prospectus to existing shareholders of the Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.



		The Plan and the Advisory Contract provide that the Advisor may make payments from time to time from the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolio, including payments to Participating
Organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor or Distributor for any fiscal year under the Advisory
Contract or the Shareholder Servicing Agreement in effect for that year. The Portfolio incurred and paid fees and expenses totaling $4,805, $21,517 and $19,773 for the fiscal years ended
July 31, 1993, 1994, and 1995 respectively, pursuant to the Plan.



		The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services.
However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



		In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating
Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.



		The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The continuance of the Plan until July 31, 1996 was approvedbby a majority of the directors at a Board of Directors meeting held July 18, 1995.
The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that all material amendments must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Portfolio or the shareholders.



		The Advisor has agreed to reimburse the Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Advisor and the Distributor may voluntarily assume certain expenses of the Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.



BROKERAGE AND PORTFOLIO TURNOVER



Brokerage



		The Advisor makes the Fund's portfolio investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor or portfolio transactions may be effected by the Advisor. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.



		The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.



		The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.



		The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section
11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange
Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.



		Bhirud Associates, Inc. and H. J. Meyers & Co., Inc. are each affiliated persons of the Fund, and were paid by the Portfolio
$882 and $ 0, respectively, in brokerage commissions for the fiscal year ended July 31, 1995 in conformity with Section
17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder. The percentage of the Portfolio's aggregate brokerage commissions paid to Bhirud Associates, Inc. and H. J.
Meyers & Co., Inc. for the fiscal year ended July 31, 1995 was
0.83%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Bhirud Associates, Inc. and H. J. Meyers & Co.,
Inc. for the fiscal year ended July 31, 1995 was 0.85%.



Portfolio Turnover



		The Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is high. Purchases and sales are made for the Portfolio whenever necessary in the Advisor's opinion, to meet the Portfolio's objective. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain investments held for less than three months. Although increased Portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test. The Portfolio turnover rate was 164%, 276% and 225% for the fiscal years ended
July 31, 1993,  July 31, 1994, and July 31, 1995 respectively.
The variance in the Portfolio turnover rate is not abnormal for an equity portfolio; it is normal for an equity portfolio to have a turnover rate ranging from 100% to 300% depending on market conditions.

COUNSEL AND INDEPENDENT AUDITORS



		Legal matters for the Fund are passed upon by Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York
10022.



		Effective November 1, 1994, McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 have been selected as independent auditors for the Portfolio.



PURCHASE AND REDEMPTION OF SHARES



		The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.



DESCRIPTION OF COMMON STOCK



		The authorized capital stock of the Fund, which was incorporated on May 27, 1992 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series.
Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.



		As of October 31, 1995, no persons owned 5% or more of the outstanding shares of the Portfolio.



		Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.



		The shares of the Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.



		As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors as required by the Act, (b) for approval of the Fund's revised Advisory Contract with respect to a particular class or series of stock, (c) for approval of revisions of the Fund's distribution plan with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.
Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



PERFORMANCE



		From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Portfolio. Such sales literature or advertisements will disclose the Portfolio's average annual compounded total return for the Portfolio's last one year and five year period, if applicable, and the period since the Portfolio's inception, and may include total return information for other periods. The
Portfolio's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested (less the maximum sales load) to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received.



		The Portfolio's total return for the twelve-month period ended July 31,1995 was 8.97%. The Portfolio's annualized total return for the period of November 4,1992 (commencement of operations) to July 31,1995 was 3.3%.



		The Portfolio's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Portfolio and the Portfolio's expenses. The total return information is useful in reviewing the Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Portfolio is not fixed and will fluctuate in response to prevailing market conditions.



NET ASSET VALUE



		For purposes of determining the Portfolio's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated
Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



		Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Director deems appropriate to reflect their fair value.



		United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Director. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.



		As indicated in the Prospectus, the net asset value per share of the Portfolio's shares will be determined as of the close of the regular trading session of the New York Stock Exchange on each day that the New York Stock Exchange is open for trading.
That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day, and Christmas Day. However, that Exchange may close on days not included in that announcement.



TAX STATUS



		The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolio (the "Shares") and holders of the Shares (the "Shareholders"). The summary is limited to investors who hold the Shares as "capital assets"
(generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended
(the "Code"). Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Shares.



		The Portfolio intends to qualify for and has elected the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code. The Portfolio for the fiscal year ended July 31, 1995 qualified for special treatment applicable to "regulated investment companies." If the Portfolio qualifies as a "regulated investment company" and distributes to Shareholders 90% or more of its investment company taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to Shareholders in a timely manner. In addition, to the extent the Portfolio distributes to Shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it will not be subject to the 4% excise tax on certain undistributed income of a regulated investment company. In order to maintain its status as a regulated investment company, the Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. It is anticipated that the Portfolio will not be subject to Federal income tax or the excise tax. Distribution of the Portfolio's investment company taxable income (including any net capital gain) shall occur in a timely manner. Although all or a portion of the Portfolio's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Shareholders during the calendar year.



		The Portfolio intends to qualify as a publicly offered regulated investment company and as such will not be subject to the 2% limitation on itemized expense deductions. Additionally,
Section 68 of the Code, which limits the amount of allowable itemized deductions of individuals with an adjusted gross income in excess of specified amounts, does not appear to apply to indirect deductions incurred by a pass through entity, such as a regulated investment company. However, regulations may be promulgated in the future that could alter this result.



		Distributions to Shareholders of the Portfolio's taxable income (other than its net capital gain) for a year will be taxable as ordinary income to Shareholders. To the extent that distributions to a Shareholder in any year are not taxable as ordinary income, they will be treated as a return of capital and will reduce the Shareholder's basis in his Shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Portfolio's taxable income (other than net capital gain distributions) will be taxable as ordinary income to Shareholders.



		Distributions of the Portfolio's net capital gain (designated as capital gain dividends by the Portfolio) will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shares have been held by a Shareholder. A
Shareholder may recognize a taxable gain or loss if the Shareholder sells or redeems his Shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be a capital gain or loss, except in the case of a dealer in securities. The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. To the extent that a capital gain dividend with respect to the Shares is afforded long-term capital gain treatment, a Shareholder who realizes a capital loss upon the sale of such Shares that were owned for six months or less must treat the loss as long-term. The deduction of capital losses is subject to limitations. If the securities appreciate in value, purchasers of Shares after the occurrence of such appreciation will acquire their Shares subject to the tax obligation that may be incurred in the future when there is a sale of such Shares.
If a Shareholder incurs a load charge in acquiring a Share and a reinvestment right and disposes of the Share within 90 days and subsequently acquires an interest in a regulated investment company for no load charge, any loss recognized on the first disposition will be disallowed to the extent of the load charge.



		A distribution of cash to a Shareholder upon liquidation will be a taxable event to such Shareholder, and that Shareholder will recognize taxable gain or loss (equal to the difference between such Shareholder's tax basis in his Shares and the cash received), which will be capital gain or loss except in the case of a dealer in securities.



		Distributions that are taxable as ordinary income to Shareholders will constitute dividends for Federal income tax purposes. Corporate Shareholders (other than corporations such as "S" corporations that are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) will be eligible for the dividends-received deduction for corporations only to the extent that such dividends are received from domestic issuers by the Portfolio with respect to stock held by the Portfolio for more than 45 days and only if the Shareholder has held his Shares for more than 45 days. The dividends-received deduction is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Shareholders are urged to consult their own tax advisers. Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the corporate dividends-received deduction (in addition to the limitations discussed above). Depending upon the corporate Shareholder's circumstances (including whether it has a more than 45-day holding period for its Shares and whether its Shares are debt financed), these limitations may be applicable to dividends received by a corporate Shareholder from the Portfolio that would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Shareholders should consult their own tax advisers in this regard. A corporate Shareholder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code. Dividends received by the Portfolio from foreign issuers will in most cases be subject to foreign withholding taxes. The
Portfolio expects that it will not qualify to make an election that will enable Shareholders to credit foreign withholding taxes against their Federal income tax liability on distributions by the Portfolio.



		The Federal tax status of each year's distributions will be reported to Shareholders and to the Internal Revenue Service.
The foregoing discussion relates only to the Federal income tax status of the Portfolio and to the tax treatment of distributions by the Portfolio to U.S. Shareholders.
Shareholders who are not United States citizens or residents should be aware that distributions from the Portfolio will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether an investment in the Portfolio is appropriate.
 Distributions may also be subject to state and local taxation and Shareholders should consult their own tax advisers in this regard.



		Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed under Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Portfolio and gain from the sale of Shares in the Portfolio or the Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.



		Before investing in the Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement
Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Portfolio; (b) whether the investment satisfies the diversification requirement of Section
404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."



		Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Portfolio.



STANDARD & POOR'S MIDCAP 400 INDEX



		The Fund (the "Licensee") has a licensing agreement with Standard & Poor's, a division of McGraw-Hill, Inc., for the use of the S&P MidCap 400 Index in connection with the Portfolio.
The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P MidCap 400 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.



	S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P
SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR
INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE
PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P
MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY
DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING,
IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST
PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



DESCRIPTION OF BOND RATINGS



Moody's Investor Service, Inc. ("Moody's")



		Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



		Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



		A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



		Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



		Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



		B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



		Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



		Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



		C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



		Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



		Should no rating be assigned, the reason may be one of the following:



		1.  An application for rating was not received or accepted.



		2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

		3. There is a lack of essential data pertaining to the issue or issuer.



		4. The issue was privately placed, in which case the rating is not published in Moody's publications.



		Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

		Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.



Standard & Poor's Corporation ("Standard & Poor's")



		AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



		AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.



		A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.



		BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.



		BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation.
While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.



		C1: The rating C1 is reserved for income bonds on which no interest is being paid.



		D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.



		Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



		NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

-----------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Directors Bhirud Funds, Inc.

 We have audited the accompanying statement of assets and liabilities of the Bhirud Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from November 4, 1992 (commencement of operations) to July 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bhirud Mid Cap Growth Fund at July 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from November 4, 1992 to July 31, 1993, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
August 31, 1995
-----------------------------------------------------------------------

  	      THE BHIRUD MID CAP GROWTH FUND
	SCHEDULE OF INVESTMENTS REPORT DATE 07/31/1995
 			- 	 - 	 - 	 - 	 - 	 -
	NAME 			No of  	% MV 	Cost   	Market
				Share		Value	Value

  	TOLL BROS INC * 	3,000 	  	49,335 	49,125
TOTAL 	OPERATIVE BUILDERS 	  	0.75 	49,335 	49,125

  	REPAP ENTERPRISES INC * 	5,000 	43,944 	41,250
TOTAL 	PAPER MILLS 	  	0.63 	43,944 	41,250

  	LONGVIEW FIBRE CO 	2,000 	  	41,390 	37,500
TOTAL 	PLASTIC,FOIL,COATD P 	  	0.57 	41,390 	37,500

  	PAXAR CORP * 		7,000 	  	106,328	136,500
TOTAL 	COMMERCIAL PRINTING 	  	2.07 	106,328	136,500

  	BORDEN CHEMS & PLASTICS	10,000 	  	178,200 176,250
  	UNION CARBIDE CORP 	2,000 	  	61,390 	69,500
TOTAL 	PLASTICS,RESINS,ELAS 	  	3.73 	239,590 245,750

  	NBTY INC * 		2,000 	  	34,750 	14,000
  	MEDEVA PLC 		22,000 	  	277,845 349,250
  	MYLAN LABS INC 		3,000 	  	95,085 	90,375
TOTAL 	PHARMACEUTICALS 	  	6.88 	407,680 453,625

  	STERLING CHEMS INC * 	5,000 	  	68,475 	53,750
TOTAL 	INDUSTRIAL ORGANIC C 	  	0.82 	68,475 	53,750

  	NU-WEST INDS INC * 	1,666 	  	21,741 	20,409
TOTAL 	AGRICULTURE CHEMICAL 	  	0.31 	21,741 	20,409

  	SEALED AIR CORP * 	2,000 	  	84,890 	101,500
TOTAL 	PLASTICS PRODUCTS, N 	  	1.54 	84,890 	101,500

  	MAGMA COPPER CO NEW * 	10,000 	  	183,200 185,000
TOTAL 	PRIM SMELT,REFIN NON 	  	2.81 	183,200 185,000

  	BRUSH WELLMAN INC 	8,000 	  	136,310 177,000
TOTAL 	PRIM PRODUCTION OF A 	  	2.69 	136,310 177,000

  	BALL CORP 		3,000 	  	110,835 111,000
TOTAL 	METAL CANS 	  	1.68 		110,835 111,000

  	CINCINNATI MILACRON  	7,000 	  	166,740 218,750
TOTAL 	MACHINE TOOLS, METAL 	  	3.32 	166,740 218,750

  	TANDEM COMPUTERS INC * 	5,000 	  	93,475 	65,625
TOTAL 	ELECTRONIC COMPUTERS 	  	1 	93,475 	65,625

  	MAXTOR CORP * 		9,000 	  	63,000 	38,250
  	CONNER PERIPHERALS * 	2,000 	  	24,640 	27,000
  	SANCTUARY WOOD MULTA * 	8,000 	  	54,990 	54,000
  	SEAGATE TECHNOLOGY * 	2,000 	  	60,640 	88,750
TOTAL 	COMPUTER STORAGE DEV 	  	3.16 	203,270 208,000

  	TELEVIDEO SYS INC * 	10,000 	  	12,050 	7,187
TOTAL 	COMPUTER TERMINALS 	  	0.11 	12,050 	7,187

  	E M C CORP MASS * 	13,000 	  	222,160 297,375
  	WESTERN DIGITAL CORP * 	3,000 	  	56,460 	58,125
  	SYMBOL TECHNOLOGIES  * 	2,000 		71,890 	76,250
TOTAL 	COMPUTER PERIPHERAL 	  	6.55 	350,510 431,750

  	TENCOR INSTRS * 	2,000 	  	93,600 	88,000
TOTAL 	AIR COND,HEATING,REF 	  	1.34 	93,600 	88,000

  	MAGNETEK INC * 		7,000 	  	113,365 90,125
TOTAL 	MOTORS AND GENERATOR 	  	1.37 	113,365 90,125

  	GO VIDEO INC * 	2,000 	  	5,370 	3,000
TOTAL 	HOUSEHOLD AUDIO & VI 	  	0.05 	5,370 	3,000

  	NORTHERN TELECOM LTD 	5,000 	  	195,350 188,125
  	DIGITAL SYS INTL INC * 	5,000 	  	53,750 	54,375
  	TELEBIT CORP * 		4,000 	  	31,136 	19,000
TOTAL 	TELE & TELEGRAPH APP 	  	3.97 	280,236 261,500

  	WAVEPHORE INC * 	2,000 	  	28,870 	32,750
  	QUALCOMM INC * 		4,000 	  	157,100 171,000
TOTAL 	RADIO,TV BROADCAST, 	  	3.09 	185,970 203,750

  	ACTEL CORP * 		3,000 	  	43,875 	48,375
  	CYPRESS SEMICONDUCTOR* 	2,000 	  	86,640 	105,500
TOTAL 	SEMICONDUCTOR,RELATE 	  	2.34 	130,515 153,875

  	APPLIED MAGNETICS  * 	9,000 	  	64,040 	78,750
TOTAL 	ELECTRONIC COMPONENT 	  	1.2 	64,040 	78,750

  	SYQUEST TECHNOLOGYC * 	3,000 	  	46,899 	49,500
TOTAL 	MAGNETIC, OPTIC REC. 	  	0.75 	46,899 	49,500

  	GALOOB LEWIS TOYS  * 	10,000 	  	78,100 	75,000
TOTAL 	GAMES,TOYS,CHLD VEH, 	  	1.14 	78,100 	75,000

  	CALLAWAY GOLF CO 	3,000 	  	45,210 	45,000
TOTAL 	SPORTING & ATHLETIC 	  	0.68 	45,210 	45,000

  	KLM ROYAL DUTCH AIRL * 	3,000 	  	97,710 	111,750
  	U S AIR GROUP INC * 	10,000 	  	79,350 	95,000
TOTAL 	AIR TRANSPORT, SCHED 	  	3.14 	177,060 206,750

  	COMCAST CORP 		2,000 	  	37,850 	40,500
TOTAL 	CABLE AND OTHER PAY 	  	0.61 	37,850 	40,500

  	HOME SHOPPING NETWORK* 	15,000 	  	211,050 133,125
TOTAL 	CATALOG, MAIL-ORDER 	  	2.02 	211,050 133,125

  	USF&G CORP 		6,000 	  	114,255 99,000
TOTAL 	FIRE, MARINE, CASUAL 	  	1.5 	114,255 99,000

  	TANGER FACTORY OUTLET CTRS 	2,000 	52,140 	54,000
TOTAL 	REAL ESTATE INVESTME 	  	0.82 	52,140 	54,000

  	MARRIOTT INTL INC 	3,000 	  	107,835 108,750
  	CASINO MAGIC CORP * 	4,000 	  	31,000 	22,250
TOTAL 	HOTELS,MOTELS,TOURIS 	  	1.99 	138,835 131,000

  	BLOCK H & R INC 	1,000 	  	40,945 	37,500
TOTAL 	PERSONAL SERVICES 	  	0.57 	40,945 	37,500

  	COMPUTERVISION CORPW * 	15,000 	  	89,700 	157,500
  	ACCLAIM ENTMT INC * 	6,000 	  	165,125 142,500
  	ADOBE SYS INC 		3,000 	  	142,500 185,250
  	SYMANTEC CORP * 	4,000 	  	61,000 	109,000
  	ELECTRONIC ARTS INC * 	5,000 	  	174,750 180,625
  	QUARTERDECK CORP * 	5,000 	  	68,750 	73,438
  	GUPTA CORP * 		11,000 	  	145,415 104,500
TOTAL 	PREPACKAGED SOFTWARE 	  	14.46 	847,240 952,813

  	GRIFFIN GAMING & ENT * 	12,000 	  	214,012 195,000
  	BALLY ENTMT CORP * 	14,000 	  	151,085 180,250
  	DISNEY WALT CO 		2,000 	  	114,640 117,250
TOTAL 	MISC AMUSEMENT & REC 	  	7.47 	479,737 492,500

  	BRILLIANCE CHINA AUTOMOTIVE 	5,000 	  	36,600 	30,625
  	RMS TITANIC INC * 	25,000 	  	34,375 	18,750
  	FILA HLDGS S P A 	9,000 	  	146,130 263,250
TOTAL 	OTHER 	  			4.74 	217,105 312,625

  	TOTAL COMMON STOCKS 	  	91.84 5,674,692 6,052,033
 - 	 - 	 - 	 - 	 - 	 -
  	TOTAL INVESTMENTS 		      5,674,692 6,052,033
  	OTHER ASSETS (LESS LIABILITIES) 	537,464   537,464
 - 	 - 	 - 	 - 	 - 	 -
  	NET ASSETS 			100 	  	6,589,497
	NET ASSETS VALUE PER SHARE 			9.71
  	OFFERING PRICE PER SHARE  			10.31
 - 	 - 	 - 	 - 	 - 	 -

<F1>
  	* Non - income producing securities

----------------------------------------------------------------------

BHIRUD MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES JULY 31, 1995
ASSETS
  Investment Securities at Value           	$6,052,033
  (Identified cost -  $5,674,692) (Note 1)
  Receivable Investment Securities Sold           523,214
  Receivable From Advisor			   15,682
  Receivable for  Fund Shares Sold                 30,467
  Due from Broker				   ------
  Deferred organization expenses (Note 5)          49,433
  Dividends receivable                             15,530
  Prepaid insurance				    1,362
  Other receivable				      636
  Total Assets							$6,688,357

LIABILITIES
  Payables:
    Investment Securities Purchases         	 $   46,650
    Other accrued expenses                     	     39,436
    Cash overdraft                             	     12,774
  Total Liabilities						$  98,860

  NET ASSETS (Equivalent to $9.71 per share based
       on 678,934  shares outstanding)				$ 6,,589,497

COMPOSITION OF NET ASSETS:
  Paid in Capital	   			$ 7,183,407
  Distribution in excess of accumulated
   Net Realized gain             		   (971,251)
  Accumulated Net Investment Income     	      --
  Net Unrealized Appreciation of Investments         377,341
  Total Net Assets				  $6,589,497

-----------------------------------------------------------------------

STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31ST, 1995
INVESTMENT INCOME
  Dividends                                      	$ 138,627

EXPENSES
  Audit	         			$5,491
  Fund Accounting                   	14,681
  Transfer Agent (Note 6)               19,052
  Legal                              	14,387
  Miscellaneous                      	1,143
  Shareholder Report                 	4,305
  Directors                          	11,000
  Registration                       	18,426
  Organization (Note 5)                 19,051
  Insurance                          	6,647
  Fund Administration (Note 4)          16,716
  Custodian                          	11,988
  Investment Advisor (Note 4)           76,942
  12b-1 Fees                        	19,773
  Total Expenses					(239,602)
  Expense Reimbursement/ waived by Advisor (Note 4)	(15,682)
  Expense net of Reimbursement/ waiver			223,920
NET INVESTMENT LOSS	    				$(85,293)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Loss on Investments	    		($504,234)
  Change in Unrealized Appreciation of Investments	 1,105,777
NET REALIZED/UNREALIZED (GAIN) ON INVESTMENTS             $601,543
NET (INCREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(516,250)

<F1>
See accompanying Notes to financial Statements

------------------------------------------------------------------------

THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JULY 31,1995
                               		For year	For the
	 				Ended		Year Ended
                                   	July 31, 1995	July 31, 1994
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)      	$(85,293)	$(32,783)
  Net Realized Gain / (loss) on investment
    Securities Sold                    	(504,234)	 926,045
  Net unrealized appreciation/(depreciation)
   of Investments      	 		1,105,777	(1,170,658)

  Net Increase (Decrease) in Net
    Assets Resulting from Operations    $ 516,250	$ (277,396)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income                      	0	(74,700)
  Capital Gains                     	(1,337,998)	     0
  Total Distributions               	(1,337,998)	(74,700)

CAPITAL SHARE TRANSACTIONS
  Shares Sold	       			1,235,531	6,657,995
  Dividends Reinvested               	1,330,680	68,650
  Cost of shares Redeemed               (4,893,843)	(2,920,710)
  Increase (Decrease) in Net Assets
    Due to Capital Share Transactions	(2,307,632)	 3,805,935

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,129,380)	3,453,839
  NET ASSETS BEGINNING OF PERIOD   	 9,718,877 	6,265,038
  NET ASSETS END OF PERIOD 	        $6,589,497	$9,718,877

<F1>
See accompanying Notes to Financial Statements
</FN)

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
								November 4th, 								1992
                                            	For the	For the	(Commencement 						Year	Year	ofOperations)
                                       		Ended	Ended 	through
                                       		July 31,July 31,July 31st, 						1995	1994	1993

NET ASSET VALUE, BEGINNING OF PERIOD        	$10.50	 $10.87	$10.00
Income/(Loss) from Investment Operations:
  Net Investment Income/(Loss)               	(0.14) 	(0.04)*	0.28*
  Net Gain/(Loss) on Securities
    (Both Realized and Unrealized)           	0.86	 (0.24)	0.59
  Total from Investment Operations           	0.72	(0.28)	0.87

Distributions:
  Dividends from Net Investment Income        	0.00 	(0.09)	0.00
  Distributions from Capital Gains          	(1.51)	 0.00	0.00
  Total Distributions                        	(1.51)	(0.09)	0.00

NET ASSET VALUE, END OF PERIOD              	$ 9.71 	$10.50	$10.87
Total Return (Not Reflecting Sales Load)     	9.51%	(2.60)%	8.70%**
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)  	$6,589 	$9,719	$6,265
  Ratios to Average Net Assets:
    Expenses                                  	2.68%	 2.71%	0.13%**
    Net Investment Income/(Loss)             	(1.02)%	(0.36)%	2.74%**
    Effect of Reimbursements/Waivers on
        Above Ratios                  		0.19%	 0.71%	5.90%**
    Portfolio Turnover Rate                 	224.77%	 276.26%163.72%**

<F1>
         * Based on weighted average shares outstanding
<F2>
        ** Not annualized
<F3>
See accompanying Notes to Financial Statements

------------------------------------------------------------------------
1.  	SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Bhirud Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate), is recorded as earned. Dividend income, and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

 2.  	CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992 permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the year ended July
31, 1995 were as follows:

                                 	Shares		 Amount
Beginning Balance               	925,512		$ 9,608,157

Shares Sold                      	123,732		1,255,531
Shares Issued in  Reinvestment of
Dividends				151,765		1,330,680
Shares Redeemed				(522,075)	(4,893,843)
Net Increase                  		(246,578)	(2,307,632)

Ending Balance                  	 678,934	$7,300,525

3.  	INVESTMENTS

Purchases and sales of securities for the year ended July 31st, 1995 other than short-term securities, aggregated $17,979,426 and $21,609,365, respectively. The cost of securities is substantially the same for Federal income tax purposes.

For Federal income tax purposes:

     Aggregate Cost                       	      $5,674,692

     Gross Unrealized Appreciation        	   	 753,051
     Gross Unrealized Depreciation      	        (375,710)

     Net Unrealized Appreciation        	         $377,341

4.  	INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. For the year ended July 31st, 1995, the Advisor was entitled to fees of $76,942. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. Reimbursements in the amount of $15,682 were accrued for during the year ended July 31st, 1995. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets. Pursuant to the provisions in the contract, no such expense reimbursements were required for the six months ended January 31, 1995.

The Fund retained Furman Selz Incorporated ("Furman Selz") to act as Administrator for the Fund from August 1, 1994 through October 31, 1994. Furman Selz provided management and administrative services for the operation of the Fund and furnished office space and facilities required for conducting the business of the Fund and pays the compensation of the Trust's Officers and Trustees affiliated with Furman Selz. As compensation for their administrative services Furman Selz was paid a fee, computed daily and payable monthly, equal on an annual basis, to .20% of the Fund's aggregate average daily net assets. For the three months ended October 31, 1994, Furman Selz earned administrative services fees of $4,944. The Administrator also provided the Fund with all accounting related services. For the three months ended October 31, 1994 Furman Selz earned fees of $7,932 for fund accounting. From November 1, 1994 through July 31, 1995, Bhirud Associates, Inc. provided the administrative services for the Fund and was paid $11,772. From November 1, 1994 through July 31, 1995, the Provident Bank has been providing custodian, fund accounting, dividend and transfer agency functions for the Fund.

5.  	ORGANIZATION EXPENSES

The organization and start-up expenses of the Fund are being amortized on a straight line basis over a period of 60 months. The initial shareholder has agreed in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of shares being redeemed bears to the initial shares outstanding at the time of redemption.

6.  	DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 1995, the Fund has incurred distribution costs of $16,023 payable to H. J. Meyers formerly Thomas James Associates, Inc. and $982 payable to Bhirud Associates, Inc.

7.  	TRANSACTIONS WITH AFFILIATES

During the year ended July 31st, 1995 the Fund paid brokerage commissions of $882 to Bhirud Associates, Inc.

8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with recently approved accounting pronouncements, the Fund recorded reclassifications in the capital accounts. The
Fund recorded permanent book/tax difference of  $ (117,118) as of July 31, 1995, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on tax basis which is considered to be more informative to the shareholder.
-----------------------------------------------------------------------


BHIRUD FUNDS, INC.

PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(A)	Financial Statements.

	Included in Prospectus:

	1)	Financial Highlights for the period of November 4, 1992 to
July 31, 1993 and the year ended July 31, 1994 and July 31, 1995



	Included in Statement of Additional Information:



	(1)	Portfolio of Investments, dated July 31, 1995;

	(2)	Statement of Assets and Liabilities, dated July 31, 1995;

	(3)	Statement of Operations, for the year ended July 31, 1995;

	(4)	Statement of Changes in Net Assets, for the year ended July
31, 1994 and July 31, 1995;

	(5)	Notes to Financial Statements, for the year ended July 31,
1995;

	(6)	Financial Highlights, for the period of November 4, 1992 to
July 31, 1993 and for the year ended July 31, 1994, and July 31,
1995; and

	(7)	Report of McCurdy & Associates CPA's, Independent Auditors,
dated August 31, 1995.



(B)	Exhibits.



	  *(1)	Amended Articles of Incorporation of the Registrant.

	**(2)	By-laws of the Registrant.

	    (3)	Not applicable.

	  *(4)  	Form of certificate for shares of Common Stock, par
value $0.001 per share, of the Registrant.

	**(5)   	Form of Advisory Contract between the Registrant and
Bhirud Associates, Inc.

	    (6)	See Distribution Agreement filed as Exhibit 15.2 hereto.

	    (7)	Not applicable.

     	    (8) 	Form of Custody Agreement between the Registrant
and The Provident Bank.

	 (9.1) 	Form of Administrative Services Agreement between the
Registrant and Bhirud Associates, Inc. for the Portfolio of the Registrant.

	 (9.2)	Form of Transfer Agent Agreement between the Registrant
and The Provident Bank.
-----------------------------------------------------------------
*   Filed with Registration Statement on Form N-1A Registration
No. 33 - 48013, filed  May 27, 1992, and incorporated by
reference herein.
** Filed with Pre-Effective Amendment No. 1 to said Registration
Statement on August 11, 1992, and incorporated herein by
reference.
---------------------------------------------------------------------


	**(10)	Opinion of Messrs. Battle Fowler LLP, as to the legality
of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Dividends, Distributions and Taxes" in the Prospectus.

	    (11)	Consent of McCurdy & Associates CPA's, Independent
Auditors.

	    (12)	Not applicable.

	  *(13)	Written assurance of H. J. Meyers & Co., MidCap
Partners, that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

	    (14)	Not applicable.

	 (15.1)	Form of Distribution and Service Plan Pursuant to Rule
12b-1 under the Investment Company Act of 1940.

	*(15.2)	Form of Distribution Agreement between the Registrant
and Bhirud Associates, Inc.

	 (15.3)	Form of Shareholder Servicing Agreement between the
Registrant and Bhirud Associates, Inc.

	 (16.0) 	Not applicable.



Item 25.	Persons Controlled by or Under Common Control with
Registrant.

	None.



Item 26.	Number of Holders of Securities.

		Number of Record Holders

	Title of Class	as of July 31, 1995

	Common Stock (par value $.001)	1,100

	The Bhirud MidCap Growth Fund



Item 27.	Indemnification.



Filed as Item 27 to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N -1A (Registration No. 33-48013) on August 11, 1992, and is incorporated herein by reference.



Item 28.    	Business and other Connections of Investment
Adviser.



The description of Bhirud Associates, Inc. under the caption
"Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.



Registrant's investment adviser, Bhirud Associates, Inc., is a registered investment adviser. Bhirud Associates, Inc. serves as an advisor to individual accounts having a total value of about $3.5 million. The advisor does not serve as investment advisor to any other investment companies.

-----------------------------------------------------------------

* Filed with Pre-Effective Amendment No. 1 to said Registration
Statement on August 11, 1992, and incorporated herein by
reference.
** Filed with Pre-Effective Amendment No. 1 to said Registration
Statement on August 11, 1992, and incorporated herein by
reference.
----------------------------------------------------------------------





Item 29.  Principal Underwriters.



(a)	Bhirud Associates, Inc. is the Registrant's distributor.



(b)	The following are the directors and officers of Bhirud
Associates, Inc. The principal business address of each of these persons is 1266 E. Main Street, Stamford, Connecticut
06902.


			Positions & offices	Positions & offices

	Name		with Distributor	With Registrant



	Suresh Bhirud	President, Treasurer	Director, Chairman
			and Director		of the Board, Treasurer



	Susan Bhirud	Secretary		None



	Harish Bhirud	Assistant Secretary	Vice-President



Item 30.	Location of Accounts and Records.



Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant, at Bhirud Associates, Inc., 1266
E. Main Street, Stamford, Connecticut 06902, the Registrant's advisor and administrator, and The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, the Registrant's custodian, transfer agent and fund accountant.



Item 31.  	Management Services.



    Not applicable.



Item 32.	Undertakings.



(a)	Not applicable.



(b)	Not applicable.



(c)	The Registrant undertakes to furnish each person to whom a
prospectus is delivered with a copy of the Registrant's annual report upon request, without charge.



(d)	The Fund shall, if requested by the holders of at least 10%
of the Portfolios outstanding shares, call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors and the Fund shall assist in communications with other stockholders.




SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and State of Connecticut, on the 18 th day of November, 1995.



BHIRUD FUNDS, INC.





By:  /s/  Suresh Bhirud

		Suresh Bhirud,
       		Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



	SIGNATURE			TITLE		DATE



(1)	Principal Executive officer	Chairman of the
	and Principal Financial		Board, Treasurer
	officer:			and Director	November 18,1995



		/s/ Suresh Bhirud

		    Suresh Bhirud


(2)	Majority of Directors

	Michael Smith			Director

	Alexander Norman Crowder, III	Director

	M. John Sterba, Jr.		Director



	By: /s/    Suresh Bhirud			November 18, 1995

		Suresh Bhirud
	        Attorney - in - Fact*

-----------------------------------------------------------------
* Power of Attorney filed with Pre-Effective Amendment No. 1 to said Registration Statement filed on August 11, 1992, and incorporated by reference herein.


Exhibit Index

								  Page No.

(8)	Form of Custody Agreement between the Registrant and The
Provident Bank



(9.1)	Form of Administrative Services Agreement between the
Registrant and Bhirud Associates, Inc. for the Portfolio of the Registrant



(9.2)	Form of Transfer Agent Agreement between the Registrant
and The Provident Bank



(11)	Consent of McCurdy & Associates, CPA's, Independent Auditors



(15.1)	Form of Distribution and Service Plan pursuant to Rule
12b-1 under the Investment Company Act of 1940



(15.3)	Form of Shareholder Servicing Agreement between the
Registrant and Bhirud Associates, Inc.





----------------------------------------------------------------------
EXHIBIT  8

CUSTODIAN AGREEMENT
----------------------------------------------------------------------


CUSTODIAN AGREEMENT


AGREEMENT made as of ____________ between BHIRUD ASSOCIATES, INCORPORATED, business trust- (the, "Trust"), and THE PROVIDENT
BANK, an Ohio banking corporation ("Provident");



WHEREAS, the Trust is engaged in the business of investment in certain types of securities, as more fully described in its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, including its then current prospectus and statement of additional information (the "Registration Statement");



WHEREAS, the Trustees of the Trust have selected Provident to act as the custodian of the Securities (as subsequently defined) and funds of the Trust and to perform certain ministerial duties as agent, as more fully set forth herein;



WHEREAS, Provident is ready and willing to act as custodian and agent in accordance with the provisions hereof;



NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:



Article 1. Definitions.



1.1 "Book-Entry" or "Book Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities as provided in Subpart 0 of Treasury Circular No. 300, 31 CFR 306, Subpart B of 31 CFR Part 350, and the book-entry regulations of federal agencies substantially in the form of Subpart 0, and its successor or successors.



1.2	"Broker Account" shall mean a segregated account, in the
name of a broker, dealer or futures commission merchant or in the name of-the Trust for the benefit of a broker, dealer or futures commission merchant, as the case may be, separate and distinct from the Trust's custody account; in which certain securities and/or cash of the Trust shall be deposited and held by Provident for the benefit of a broker, dealer or futures commission merchant in connection with the purchase or sale of Financial Futures Contract.



1.3	"Financial Futures Contract" shall mean a contractual
commitment to buy or sell Securities during a specified month at an agreed-upon price, issued by or pursuant to the regulations of a commodities exchange regulated under the Commodities
Futures Trading Act.



1.4	"Option" shall mean any exchange traded put or call option
on Securities (as defined below).

1.5	(a) "Proper Instruction" shall mean a writing signed or
initialled by one or more persons as the Trustees shall have from time to time authorized, and, to the extent and for the purposes authorized by the Trustees of the Trust. Each such writing shall set forth the specific transaction or type of transaction involved in a manner customarily used in the industry. Oral instructions confirmed in writing within twenty-four (24) hours by persons authorized to do so will be considered Proper Instructions if Provident reasonably believes them to have been given by persons authorized to give such instructions with respect to the transaction involved. Upon receipt of a certificate of the Secretary of the Trust as to the authorization by the Trustees of the Trust accompanied by a detailed description of procedures approved by the Trustees, Proper Instructions may include communications effected directly between electromechanical or electronic devices provided that such procedures afford adequate safeguards for the Trust's assets. In performing its duties generally, and more particularly in connection with the purchase, sale and exchange of securities made by or for the Trust, Provident may take cognizance of the provisions of the Trust's Declaration of Trust, By-Laws and Registration Statement; however, except as otherwise expressly provided herein, it may assume unless and until notified in writing to the contrary that instructions purporting to be proper instructions received by it are not in conflict with or in any way contrary to any provisions of the Trust's Declaration of Trust, By-Laws, or Registration Statements.



1.6	"Securities" shall mean stocks, bonds, debentures, notes,
evidence of indebtedness, evidences of interest; warrants, Options and Financial Futures Contracts and other securities, irrespective of their form, the name by which they may be described, or the character or form of the entities by which they are issued or created.



1.7	"Securities Depository" shall mean a clearing agency that is registered under Section 17A of the Securities Exchange Act of 1934 and that acts as a securities depository as that tern is defined by Rule 17f-4(a) under the Investment Company Act of 1940.



1.8	"Shares" shall mean the shares of beneficial interests of
the Trust issued by the Trust.



Article 2. Appointment and Property to be Held in Custody



2.1	The Trust hereby appoints Provident as its custodian and
agent subject to the provisions of this Agreement. The Trust agrees to deliver to Provident all Securities and cash owned by it, and all payments of income, payments of principal and capital distributions received by it with respect to all Securities owned by the Trust from time to time, and the cash consideration received by it for such Shares of the Trust as nay be issued or sold from time to time.



2.2	The Trust will deposit with Provident properly certified or
authenticated copies of its Declaration of Trust and By-Laws, and all amendments thereto, its current prospectus and statement of additional information, as from time to time amended, and such resolutions, votes, or other proceedings of the Trust as may be necessary for or convenient to Provident in the performance of its duties.

Article 3. 	Duties of Provident with Respect to Property of
Trust Held in Custody.



3.1	Safekeeping.  Provident shall hold and physically segregate
for the account of the Trust all non-cash property and Securities other than Securities that are maintained pursuant to
Section 3.13, and shall maintain records of all receipts, deliveries and locations of such Securities, together with a current inventory thereof, and shall conduct periodic physical inspections (including sampling counts and four quarterly complete physical accounts per year to be conducted and certified to the Trust by a Bank officer of Provident) of certificates representing bonds and other Securities held by it under this Agreement in such manner as Provident shall determine from time to time to be advisable in order to verify the accuracy of such inventory. With respect to Securities held by any agent appointed pursuant to Section 3.11, and with respect to Securities or cash held by any Sub-Custodian employed pursuant to Section 3.12, Provident may rely upon certificates from such agent as to the holdings of such Sub-Custodian, it being understood that Provident must perform account reconciliations with such agents and Sub-Custodians no less frequently than quarterly, and that reliance upon such certificates in no way relieves Provident of its responsibilities under this Agreement.



Provident will promptly report to the Trust the results of such inspections and certifications, indicating any shortages or discrepancies uncovered thereby, and take appropriate action to remedy such shortages or discrepancies.



3.2	Delivery of Securities.  Provident shall release and deliver
Securities owned by the Trust that are either held by Provident or are in a Securities System account (as defined in Section
3.13) of Provident, and only upon receipt of Proper Instructions (which may be continuing instruction when deemed appropriate by the parties) and only in the following cases:



(a)	upon sale of such Securities for the account of the Trust
and receipt of payment thereof;



(b)	upon the receipt of payment in connection with any
repurchase agreement related to such Securities entered into by 'the Trust, and prior to any receipt of confirmation of the repurchase agreement if Provident in its sole discretion deems it appropriate;



(c)	in the case of a sale effected through a Securities System,
in accordance with the provisions of Section 3.13 hereof;



(d)	 to the depository agent in connection with tender or other
similar offers for portfolio Securities of the Trust;



(e) 	  to the issuer thereof or its agent when such Securities
are called, redeemed, retired or otherwise become payable;
provided that, in any such case, the cash or other consideration is to be delivered to Provident;



(f)	   to the issuer thereof, or its agent, for transfer into
the name of the Trust or into the name of any nominee or nominees of Provident or into the name or nominee name of any agent appointed pursuant to Section 3.11 or into the name or nominee name of any sub-custodian appointed pursuant to Section 3.12; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to Provident;



(g)	for exchange or conversion pursuant to any plan of merger,
consolidation, recapitalization, reorganization or readjustment of the Securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement, provided that, in any such case, the new Securities and cash, if any, are to be delivered to Provident;



(h)	in the case of warrants, rights or similar Securities, the
surrender thereof in the exercise of such warrants, rights, or similar Securities or the surrender of interim receipts or temporary Securities for definitive Securities; provided that, in any such case, the new Securities and cash, if any, are to be delivered to Provident;



(i)	for delivery in connection with any loans of Securities made by the Trust, but only against receipt of adequate collateral as determined by the Trust, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities;



(j)	for delivery as security in connection with any borrowings
by the Trust requiring a pledge of assets by the Trust, but only against receipt of amounts borrowed;



(k)	upon receipt of instructions from the Transfer Agent, for
delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the Trust's currently effective prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption;



(1)	in the case of Options for the purchase or sale of
Securities, upon the exercise of any put Option by the Trust or sale of an Option by the Trust and receipt of payment thereof;



(m)	for any other proper purpose, upon receipt of Proper
Instructions specifying the Securities to be delivered and naming the person or persons to whom delivery of such Securities shall be made. Provident shall have no responsibility to determine whether said activities are a proper purpose of the Trust.



3.3	Liability for Delivery of Securities in Violation of Section
3.2. Notwithstanding anything to the contrary in this Agreement, in any and every case where Securities owned by the Trust are released and delivered by Provident in violation of Section 3.2, Provident shall be liable to the Trust in the event any loss results to the Trust from the failure of Provident to comply with the provisions of Section 3.2.



3.4	Registration of Securities.  Securities held by Provident
pursuant to this Agreement (other than bearer Securities) shall be registered (a) in the name of the Trust, (b) in the name of any nominee of the Trust or of any nominee of Provident (which nominee shall be assigned exclusively to the Trust), (c) in the name or nominee name of any agent appointed pursuant to Section 3.11, or (d) in the name or nominee name of any sub-custodian appointed pursuant to Section 3.12. All Securities accepted by Provident on behalf of the Trust under the terms of this Agreement shall be in "street name" or other good delivery form.



3.5	Bank Accounts.  Provident shall retain all cash of the
Trust, other than cash maintained by the Trust in a checking account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, in the banking department of Provident in a separate account or accounts in the name of the Trust, subject only to draft or order by Provident acting pursuant to the terms of this Agreement. If and when authorized by Proper Instructions in accordance with a vote of the majority of the Board of Trustees of the Trust, Provident may open and maintain an additional account or accounts in such other bank or trust companies (which are qualified to act as a custodian under the Investment Company Act of 1940) as may be designated by such instructions, such account or accounts, however, to be in the name of Provident in its capacity as Custodian and subject only to its draft or order in accordance with the terms of this Agreement. If requested by the Trust, Provident shall furnish the Trust with monthly statements of the Trust's accounts.



3.6     	Payments for Shares.    Provident shall receive as
transfer agent for the Trust, and it shall receive from the distributor for the Trust shares, or from the Trust, and deposit into the Trust's accounts such payments as are received for shares of the Trust issued or sold from time to time by the Trust.



3.7	Collections.  Unless otherwise instructed by receipt of
Proper Instructions, and to the extent that Provident should reasonably be cognizant of same in the exercise of due care, Provident shall collect, receive and deposit in a bank account or accounts maintained pursuant to Section 3.5 all income and other payments with respect to the Securities held hereunder, and to execute ownership and other certificates and affidavits for all Federal and State tax purposes in connection with the collection of bond and note coupons, and to do all other things necessary or proper in connection with the collection of such income, and without waiving the generality of the foregoing, to:



(1)	present for payment on the date of payment all coupons and
other income items requiring presentation;



(2)	present for payment all Securities which may mature or be
called, redeemed, retired or otherwise become payable on the date such Securities become payable;



(3)	endorse and deposit for collection, in the name of the
Trust, checks, drafts or other negotiable instruments on the same day as received.



In any case in which Provident does not receive any such due and unpaid income within a reasonable time after it has made demands for the same as is customary in the industry (which demands shall commence within a reasonable period of time) , it shall notify the Trust in writing, including copies of all demand letters, if any, any written responses thereto and memoranda of all oral responses thereto and to telephonic demands, and await Proper Instructions. Provident shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. All income and other payments with respect to the Securities held hereunder shall be credited to the Trust's appropriate investment account no later than one day after such income or other payment is due from the obligor of such Security, whether or not such payments have been collected by Provident, except where Provident promptly notifies the Trust at the time when Provident obtains knowledge or reasonably should have known prior to such time of the occurrence, of a failure or default on the payment of the obligor. Provident shall notify the Trust as soon as reasonably practicable whenever income due on Securities is not received by Provident in due course.



3.8	Payment of Trust Moneys.  Upon receipt of Proper
Instructions, which may be continuing instructions when deemed appropriate by the parties, Provident shall pay out moneys of the Trust in the following cases only:



(a)	upon the purchase of Securities for the account of the Trust but only: ~(i) against the' delivery of such Securities to Provident (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by Provident as its agent for this purpose) registered in the name of the Trust or in the name of a nominee of Provident referred to in Section 3.4 hereof or in proper form for transfer; (ii) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 3.13 hereof; or (iii) in the case of repurchase agreements entered into between the Trust and either Provident or another party, (1) against delivery of the Securities either in certificate form or through an entry crediting Provident's custodial account at the Federal Reserve
Bank with such Securities; (2) against delivery of a safekeeping receipt from a Securities depository evidencing purchase by the Trust of securities owned by Provident or another party, and prior to any receipt of confirmation of the repurchase agreement if Provident in its sole discretion deems it appropriate or (3) pursuant to such other procedures enumerated in written repurchase agreements entered into by the Trust.



(b)	in connection with conversion, exchange or surrender of
Securities owned by the fund as set forth in Section 3.2 hereof;

(c)	for the payment of any expense or liability incurred by the
Trust, including but not limited to the following payments for the account of the Trust: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Trust whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;



(d)	for the payment of any dividends declared pursuant to the
Trust's Declaration of Trust, By-Laws and Registration Statement.



(e)	in the case of Options, (1) the premium for the purchase of
an Option shall be payable upon receipt of Proper Instructions and the oral affirmation of the purchase of such Options, given by the clearing member (in the case of Options Clearing
Corporation traded options) or by the broker and may be made in advance of receipt of a clearing member's confirmation or broker's confirmation confirming purchase of an Option by the Trust, and (2) the payment to a clearing member or broker upon the exercise of a call option by the Trust shall be made upon receipt of the Securities underlying the call Option exercised by the Trust;



(f)	in the case of Financial Futures Contracts, (1) payments for
Financial Futures Contracts, including payments of initial margin, shall be payable into a Broker Account upon receipt of Proper Instructions and the oral affirmation of the purchase or sale of the Financial Futures Contract given by the broker and may be made in advance of any receipt of a broker's confirmation confirming the purchase or sale of the Financial Futures contract, (2) payment of variation margin shall be payable upon receipt of proper instructions, and (3) payments in settlement of Financial Futures Contracts shall be payable into a Broker Account upon receipt of Proper Instructions and the oral affirmation of the settlement of the Financial Futures Contract and may be made in advance of receipt of a broker's confirmation confirming settlement of the Financial Futures Contract.



(g)	upon receipt of Proper Instructions, for any other purpose
which the Trust declares is a proper Trust purpose. Provident shall have no responsibility to determine whether said activities are a proper purpose of the Trust.



3.9	Liability for Payment in Advance of Receipt of Securities
Purchased. Notwithstanding anything to the contrary in this agreement, in any and every case where payment for purchase of Securities for the account of the Trust is made by Provident in violation of Section 3.8 and in the absence of specific written instructions from the Trust, Provident shall be liable to the Trust in the event any loss results to the Trust from the failure of Provident to comply with the provisions of Section
3.7. In every and any case of a purchase of Securities for the account of the Trust where payment is made by Provident in advance of receipt of the Securities purchased, Provident shall be absolutely liable to the Trust for such Securities to the same extent as if the Securities had been received by Provident.



3.10	Failed Transactions.  If, on the day a purchase transaction
is to be effected, Provident is unable to obtain custody and control of any security intended to be purchased by the Trust, Provident shall advise the Trust of such failure and shall assist the Trust in obtaining credits in favor of the Trust based upon any Trust credit balances resulting from such incompleted transactions. Provident shall also assist the Trust in collecting any payments of interest, dividends or penalties arising from the failed transaction.



3.11	Appointment of Agents.  Provident, may at any time or times
appoint (and may at any time remove) any other bank, trust company or reasonable commercial agent, qualified to act as Custodian under the Investment Company Act of 1940, as its agent to carry out such of the provisions of this Agreement as Provident may from time to time direct, provided, however, that the appointment of such Agent shall have been approved by the Trustees of the Trust, and that such appointment shall not relieve Provident of any of its responsibilities under this Agreement. Each agency relationship shall be established by a written instrument, copies of which are to be provided promptly to the Trust, which shall contain, inter alia, the obligation of the agent to segregate and hold assets of the Trust only in the name of and for the benefit of the Trust.



3.12	Appointment of Sub-Custodians.  Provident may from time to
time employ one or more banks and/or trust companies qualified under the Investment Company Act of 1940 to act as custodian, as Sub-Custodians, provided, however, that the appointment of such Agent shall have been approved by the Trustees of the Trust, and that such appointment shall not relieve Provident of any of its responsibilities under this Agreement. Each Sub-Custodian relationship shall be established by written instrument, copies of which are to be provided promptly to the Trust, which shall contain, inter alia, the obligation of the Sub-Custodian to segregate and hold assets of the Trust only in the name of and for the benefit of the Trust.



3.13	Deposit of Trust Assets in Securities System.  Provident
may deposit and/or maintain Securities owned by the Trust in (a) a Securities Depository, and (b) the Book-Entry System authorized by the U.S. Department of Treasury and certain federal agencies (collectively referred to in this Agreement as "Securities System") , all in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:



(a)	Provident may keep Securities of the Trust in a Securities
system provided that such Securities are represented in an account (for purposes of this paragraph "Account") of Provident in the Securities System that shall not include any assets of Provident other than assets held as a fiduciary or custodian.



(b) The records of Provident with respect to Securities of the Trust that are maintained in a Securities System shall identify those Securities belonging to the Trust.



(c) Provident shall pay for Securities purchased for the account of the Trust upon (i) receipt of advice from the Securities System that such Securities have been transferred to the Account, and (ii) the making of an entry on the records of Provident to reflect such payment and transfer for the account of the Trust. Provident shall transfer Securities sold for the account of the Trust upon (1) receipt of advice from the Securities System that payment for such Securities has been transferred to the Account, and (2) the making of an entry on the records of Provident to reflect such transfer and payment for the account of the Trust. Copies of all advices from the Securities System of transfers of Securities for the account of the Trust shall identify the Trust, be maintained for the Trust by Provident, and be provided to the Trust at its request. Provident shall furnish to the Trust copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Trust on the next business day.



(d) Provident, shall provide the Trust with any report obtained by Provident on the Securities System's accounting system, internal accounting control and procedures for safeguarding Securities deposited in the Securities System.



(e) Provident shall not act under this paragraph 3.13 in the absence of receipt of an initial certificate of the Secretary that the Trustees of the Trust have approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary that the Trustees of the Trust have reviewed the use by the Trust of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended.



(f) Anything to the contrary in this Agreement notwithstanding, Provident shall be liable to the Trust for any loss or damage to the Trust resulting from (i) any negligence, misfeasance or misconduct of Provident or any of its agents or of any of its employees in using the Securities System or from
(ii) failure of Provident or any of its agents or employees to enforce effectively such rights as it may have against the Securities System. At the election of the Trust, it shall be entitled to be subrogated to the rights of Provident with respect to any claim against the Securities System or any other person that Provident may have a claim against as a consequence of any such loss or damage if and to the extent that the Trust has not been made whole for any such loss or damage.



3.14	Ownership certificates for Tax Purposes.  Provident shall
execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to Securities of the Trust held by it and in connection with transfers of Securities.



3.15	Proxies.  Provident shall, with respect to the Securities
held hereunder, cause to be promptly executed by the registered holder of such Securities, if the Securities are registered otherwise than in the name of the Trust or a nominee of the fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Trust such proxies, all proxy soliciting materials and all notices relating to such Securities.



3.16	Communication Relating to Trust Portfolio Securities.
Provident shall transmit promptly to the Trust all written information (including, without limitation, pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by Provident from issuers of the Securities being held for the Trust. With respect to tender or exchange offers, Provident shall transmit promptly to the Trust all written information received by Provident from issuers of the Securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Trust desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Trust shall provide Provident with Proper Instructions on the action the Trust desires Provident to take provided, however, Provident shall not be liable to the Trust for the failure to take any such action unless such Proper Instructions are received by Provident at least one (1) business day prior to the date on which Provident is to take such action.



3.17	Actions Permitted Without Express Authority.  Provident may
in its reasonable discretion, without express authority from the
Trust:



(a)	surrender Securities in temporary form for Securities in
definitive form;



(b)	endorse for collection, in the name of the Trust, checks,
drafts and other negotiable instruments; and



(c)	in general, attend to all non-discretionary details in
connection with the sale, exchange, substitution, purchase, transfer and other dealings with the Securities and property of the Trust except as otherwise directed by the officers of the Trust.



3.18	Evidence of Authority.  Provident shall be protected in
acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Trust. Provident may receive and accept a certified copy of a vote of the Trustees of the Trust as conclusive evidence of (a) the authority of any person to act in accordance with such vote, or (b) any determination or action by the Trustees pursuant to the Declaration of Trust and By-Laws as the case may be, as described in such vote, and such vote may be considered as in full force and effect until receipt by Provident of notice to the contrary.



Article 4. 	Duties of Provident with Respect to the Books of
account and Calculation of Net Asset Value and Net Income.



4.1	Provident shall cooperate with and supply necessary
information to the entity or entities appointed by the Trustees of the Trust to keep the books of account of the Trust and/or compute the net asset value per share of the outstanding shares of each series of the Trust. If directed in writing to do so by the Trust, Provident shall itself keep such books of account and/or compute such net asset value per share. If so directed, Provident shall also compute such net asset value per share. If so directed, Provident shall also calculate daily the net income of each series of the Trust as described in the currently effective prospectus of such series and shall advise the Trust and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Trust to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each series of the Trust shall be made at the time or times described from time to time in the currently effective prospectus of such series.



Article 5. 	Custodian Records.



5.1	Provident shall create, maintain and retain all records
relating to its activities and obligations under this Agreement in such manner as will meet with obligations of the Trust under the Investment Company Act of 1940, with particular attention to
Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Trust. All records maintained by Provident in connection with the performance of its duties under this Agreement shall be the property of the Trust, shall at all times during the regular business hours of Provident be open for inspection by duly authorized officers, employees, attorneys for, auditors employed by, and other agents of the Trust and, in the event of termination of this Agreement, will be delivered by Provident to the Trust or to the successor Custodian designated by the Trust.
 Provident shall, on a monthly basis, and otherwise when requested by the Trust, at Provident's cost, supply the Trust with a tabulation of securities owned by the Trust and held by Provident.



Article 6. 	Opinion of Trust's Independent Accountant.



6.1	Provident shall take all reasonable action, as the Trust may from time to time request, so that the Trust may obtain from year to year favorable opinions from the Trust's independent accountants with respect to its activities hereunder in connection with the preparation of reports to the Securities and Exchange commission and with respect to any other requirements of such Commission.



Article 7. 	Reports to Trust by Independent Public Accountants.



7.1	Provident shall provide the Trust, at such times as the
Trust may reasonably require, with reports of independent public accountants on the accounting system, internal accounting control and procedures for safeguarding Securities, including Securities deposited and/or maintained in a Securities System, relating to the services provided by Provident under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Trust, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.



Article 8. 	Compensation of Provident.



8.1	Provident shall be entitled to such reasonable compensation
for its services and expenses as custodian, as agreed upon in writing from time to time between the Trust and Provident and set forth in Schedule A Addendum attached to this Agreement. In the event Provident shall be instructed to keep the books of account of the Trust and/or compute the net asset value per share of the outstanding shares of the Trust pursuant to Article
4 herein, at the time of such instruction Provident and the Trust shall agree in writing upon reasonable compensation for those additional services.

Article 9. 	Liability and Indemnification of Provident.



9.1	Provident shall be entitled to receive and act upon advice
of counsel (who may be counsel for the Trust) and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or state laws or regulations. Provident shall be kept indemnified by the Trust and be without liability for any action taken or thing done by it or its employees, Sub-Custodians and agents, in carrying out the terms and provisions of this Agreement in good faith and without negligence, provided that it shall be liable to the Trust for any error, omission or other act by it or any of its employees, Sub-Custodian and agents, including acts of negligence, clerical errors and mechanical failures. Provident assumes no responsibility or liability for any acts, errors or omissions that may have occurred prior to Provident's acceptance of the duties and responsibilities set forth in this Agreement and the Trust agrees to indemnify and hold Provident harmless from all claims, lawsuits, damages and the like which are attributable to or caused by any service provider previously engaged by the Trust to perform similar duties for the Trust as are described herein. In order that the indemnification provision contained in this Section 9.1 shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or save Provident harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Provident will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Provident against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Provident, and thereupon the Trust shall take over complete defense of the claim, and Provident shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Section 9.1 Provident shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Provident except with the Trust's written consent.



Article 10. 	Effective Period; Termination.



10.1	This Agreement shall become effective as of its execution,
shall continue in full force and effect until termination by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, that the Trustees may immediately terminate this Agreement in the event of the appointment of a conservator or receiver for Provident by the Ohio Superintendent of Banks or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.



10.2	Upon termination of this Agreement, the Trust shall pay to
Provident such compensation as may be due as of the date of such termination and shall likewise reimburse Provident for its reasonable costs, expenses and disbursements in connection with the termination of this Agreement.



Article 11.  	Successor Custodian.



11.1 	If a successor custodian shall be appointed by the
Trustees of the Trust, Provident shall, upon termination of this Agreement, deliver to such successor custodian at the office of Provident, duly endorsed and in the form for transfer, all Securities then held by it hereunder, shall transfer to an account of the successor custodian all the Trust's Securities held in a Securities System and shall deliver to such successor custodian all funds and other property held by it, including all books, records, entries, accounts and statements held by Provident or its agents, and generally shall fully cooperate with the successor custodian in the transition.



11.2	In the event that no written order designating a successor
custodian shall have been delivered to Provident on or before the date when such termination shall become effective, then Provident shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $5,000,000, all Securities, funds and other properties held by Provident and all instruments held by Provident relative thereto and all other property held by it under this Agreement and to transfer to an account of such successor custodian all of the Trust's Securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of Provident under this Agreement.



11.3	In the event that Securities, funds and other properties
remain in the possession of Provident after the date of termination hereof due to the failure of the Trust to appoint a successor custodian, and Provident retains possession of such Securities, funds and other properties of the Trust, the provisions of this Agreement shall remain in full force and effect.



Article 12. 	Interpretive and Additional Provisions.



12.1	In connectionwwith the opeaation of this Agreement,
Provident and the Trust may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provision shalr be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust and By-Laws of the Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.



Article 13.  	Ohio Law to Apply.



13.1	This Agreement shall be construed in accordance with the
laws of Ohio.



Article 14.  	Limitation of Liability of the Trustees and
Shareholders.



14.1	It is expressly agreed to that the obligations of the Trust
hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.
The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.



Article 15.  	Entire Agreement and Amendments.



15.1	This Agreement supersedes and terminates, as of the date
hereof, all prior contracts between the Trust and Provident relating to the custody of the Trust's assets. Provident and the Trust acknowledge that this Agreement and the Compensation Addendum attached constitute the entire agreement between them with respect to the subject matter hereof, and that any and all prior discussions, negotiations, commitments, or understanding relating to the subject matter of this Agreement or the Compensation Addendum are hereby superseded and merged herein. The terms and provisions of this Agreement shall not be changed, modified, amended, waived, or terminated in any respect whatsoever except by a written instrument executed by Provident and the Trusts.



Article 16. 	Severability.



16.1	If any of the provisions of this Agreement is held to be
illegal, invalid or unenforceable in any respect, Provident and the Trust agree that such term or provision shall be deemed to be modified to the extent necessary to permit its enforcement to the maximum extent permitted by applicable law. If any of the provisions of this Agreement is held to be illegal, invalid or unenforceable in any respect, the remainder of this Agreement and all other provisions hereof shall not be affected thereby,



IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative as of the __________ day of, _________
1993.



BHIRUD ASSOCIATES, INCORPORATED





By: _________________________________



Its: _________________________________





THE PROVIDENT BANK



By: ________________________________



Its: ________________________________
SHAREHOLDER COMMUNICATION ACT

SEC RULE 14(b)-2

CONSENT FORM

In order to permit companies that issue securities to communicate directly with the shareholders who vote those securities, the Securities and Exchange Commission has adopted a rule, known as Rule 14b-2. This rule requires us to ask you whether you authorize us to provide your name, address, and share position to companies whose stock you own, if they should request such information. If you tell us "no", we will not provide this information to requesting companies. If you tell us "yes", we will provide the information to requesting companies. Your "yes" or "no" response will apply to all securities we hold for you.

For your protection, the rule prohibits the requesting company from using your name and address for any purpose other than corporate communications.


Would you please check one of the alternatives below, sign and date this letter, and return it to us.


Thank you very much for helping us to comply with this Securities and Exchange Commission rule.


Sincerely,



The Provident Bank



____x_______	YES.  You are authorized to release my name,
address, and share positions.





___________	NO.  You are not authorized to release my name,
address, and share positions.

_________________						__________________

Signature:                                         				Date

Account Name: Bhirud Mid Cap Growth Fund          	Account #:




   SCHEDULE   A

TO THE CUSTODIAN AGREEMENT

BETWEEN



BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK

Name of Funds

Bhirud Mid Cap Growth Fund


BHIRUD ASSOCIATES, INCORPORATED

By: ____________________________

Date: __________________________


THE PROVIDENT BANK

By: ___________________________



Date: __________________________


SCHEDULE  B

TO THE CUSTODIAN AGREEMENT

BETWEEN

BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK

MUTUAL FUND DOMESTIC CUSTODIAL FEES



Basis Point Fee

The Provident Bank shall be entitled to receive a fee for each fund per the fee schedule listed below. The fee is based upon each months daily net assets, and will be charged monthly in arrears.

	First $15 Million	6.0  basis points

	Next $60 Million	5.0  basis points

	Next $125 Million	4.0  basis points

	Next $200 Million	3.0  basis points

	Next $100 Million	2.5  basis points

	Excess			2.0  basis points



Annual Minimums

Minimum annual fee - payable monthly       $7,800.00

Foreign Custodial Fees

Foreign custody fees will be quoted upon request, and are subject to change. Fees for foreign securities will be reviewed every thirty days and any significant increase in the Bank's fee will be passed along to the client.



Additional Services

Programming cost or data base management fees for special reports or customized processing will be quoted upon request.
Additional services are subject to additional fees which will be quoted upon request.



Out of Pocket Expenses

The Provident Bank shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth on the attached reimbursable expense sheet.



BHIRUD ASSOCIATES, INCORPORATED



By:    __________________________

Date: __________________________



THE PROVIDENT BANK



By:    __________________________

Date: __________________________
BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK

MUTUAL FUND

REIMBURSABLE EXPENSE





The Provident Bank shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to the following:



		Postage and Insurance

	Overnight Delivery Service

	Freight and other delivery charges, plus bonding charges, in delivering materials to and from the Trust and in delivering all materials to shareholders.

	Special 800 number

	Non-standard statements, confirmations, checks or any customized forms

	Hardware, Software, line charges if inquiry access is requested

	Certificate Printing

	Check or share drafts if a fund has check writing privileges

	Out of country or excess  telephone calls

	Supplies related to fund  records

	Any expense The Provident Bank shall incur at the written direction of an officer of the Trust




EXHIBIT 9.1

ADMINISTRATIVE SERVICES AGREEMENT



ADMINISTRATIVE SERVICES AGREEMENT



BHIRUD FUNDS, INC. (the "Fund")

The Bhirud Mid Cap Growth Fund (the "Portfolio")

1266 E. Main St.

Stamford,  CT 06902

November 1st, 1994



Bhirud Associates, Inc.

Soundview Plaza

1266 E.  Main St.

Stamford, CT   06902



Ladies and Gentlemen:





We herewith confirm our agreement with you as follows:



1.	We propose to engage in the business of investing and
reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Amended Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.



2.	(a) We hereby employ you as our administrator (the
"Administrator") to provide all management and administrative services reasonably necessary for our operation, other than those services which are to be provided by the advisor, Bhirud Associates, Inc. (the "Advisor"), pursuant to the Advisory Contract. The services to be provided by you shall include but not be limited to those enumerated on Exhibit A hereto. The personnel providing these services may be your employees or employees of your affiliates or of other organizations. The Administrator shall make periodic reports to the Portfolio's Advisor and the Fund's Board of Directors in the performance of its obligations under this Agreement.



(b)	It is understood that you will from time to time employ,
subcontract with or otherwise associate yourself with, entirely at your expense such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.



3.	We agree, subject to the limitations described below, to-be
responsible for, and hereby assume the obligation for payment of, all our expenses including: (a) brokerage and commission expenses; (b) foreign, Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us;
(g) telecommunications expenses; (h) recurring and non-recurring legal, accounting and recordkeeping expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing administrative and clerical services to us; (k) costs of providing shareholders services including charges and expenses of persons providing confirmations of transactions in the Portfolio's shares, periodic statements to shareholders and recordkeeping services and costs of shareholders reports, proxy solicitations, and corporate meetings; (1) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (m) expenses of preparing, printing and delivering our initial registration statement and of preparing, printing and delivering our Prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; (n) payment of the fees and expenses provided for herein and to our Advisor, Distributor, Custodian, Transfer Agent and Dividend Agent and (o) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the 1940 Act in the Advisory and Distribution Agreements.



4.	We will expect of you, and you will give us the benefit of,
your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.



5.		In consideration of the foregoing we will pay you a fee in
accordance with the schedule reflected on Exhibit A hereto plus any out-of-pocket expenses incurred by you in connection with the performance of your duties hereunder. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as we may agree in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.



6.		This Agreement will become effective on the date hereof and
shall continue in effect until July 31, 1995 and thereafter for successive twelve-month periods (computed from each August 1) provided that such continuation is specifically approved at least annually by our Board of Directors and by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. This Agreement
 .may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.



7.		This Agreement may not be transferred, assigned, sold or in
any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms
"transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange
Commission.



B.		Except to the extent necessary to perform your obligations
hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.



9.		This Agreement shall be construed in accordance with the
laws of the State of New York and the applicable provisions of the Investment Company Act of 1940, as amended.



If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.



Very truly yours,



BHIRUD FUNDS, INC.

The Bhirud Mid Cap Growth Fund





By:



Title:

ACCEPTED: November 1st, 1994

BHIRUD ASSOCIATES, INC.

By:

Name: Suresh L. Bhirud

Title:   President

Exhibit A



Fund Administration Services To Be

Performed By Bhirud Associates, Inc.



A.	Administration Services



1.	In conjunction with counsel for Bhirud Mid Cap Growth Fund
(the "Portfolio"), prepare and file all PostEffective Amendments to the Registration Statement, all state and federal Fund tax returns and all other required regulatory filings.



2.	In conjunction with Portfolio counsel, prepare and file all
Blue Sky filings, reports and renewals.



3.	Coordinate, but not pay for, required Fidelity Bond and
Directors and Officers Insurance (if any) and monitor their compliance with Investment Company Act.



4.	Coordinate the preparation and distribution of all materials for Directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries.



5.	Coordinate the activities of the Portfolio's Advisor,
Custodian, Legal Counsel and Independent Accountants.



6.	Prepare and file all periodic reports to shareholders and
proxies and provide support for shareholder meetings.



7.	  Monitor daily and periodic compliance with respect to all
requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.



8.	  Monitor daily all income and expense accruals, sales and
redemptions of capital shares outstanding.



9.	  Evaluate expenses, project future expenses, determine
accruals and process payments of expenses.



For all administrative services provided, the Administrator shall be paid a fee calculated at an annual rate of 0.2 % of the Portfolio's aggregate average daily net assets.



EXHIBIT 9.2

TRANSFER AGENT AGREEMENT


TRANSFER AGENCY AGREEMENT



AGREEMENT made this _____ day of  ______________  between BHIRUD
ASSOCIATES, INCORPORATED (the "Trust"), and THE PROVIDENT BANK, a Banking Association with its principal place of business at Cincinnati, Ohio (hereinafter referred to as the "Bank").



WHEREAS, the Trust desires that the Bank perform certain services for the Trust, and for each of its series (see Schedule A, as such Schedule may be amended from time to time) denominated as funds and whose shares of beneficial interest comprise from time to time the shares of the Trust (individually referred to herein as a "Fund" and collectively as the "Funds") and



	WHEREAS, the Bank is willing to perform such services on the terms and conditions set forth in this Agreement.



	NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:



	1.   SERVICES.    The Bank shall perform for the Trust the
transfer agent services set forth in Schedule B hereto.



The Bank also agrees to perform for the Trust such special services incidental to the performance of the services enumerated herein as agreed to by the parties from time to time.
 The Bank shall perform such additional services as are provided on an amendment to Schedule B hereof, in consideration of such fees as the parties hereto may agree.



2. FEES. The Trust shall pay the Bank for the services to be provided by the Bank under this Agreement in accordance with, and in the manner set forth in, Schedule C hereto. The Bank may increase the fees it charges pursuant to the fee schedule; provided, however, that the bank may not increase such fees until the expiration of the Initial Term of this Agreement (as defined below), unless the Trust otherwise agrees to such change in writing. Fees for any additional services to be provided by the Bank pursuant to an amendment to Schedule B hereto shall be subject to mutual agreement at the time such amendment to Schedule B is proposed.



3. REIMBURSEMENT OF EXPENSES. In addition to paying the Bank the fees described in Section 2 hereof, the Trust agrees to reimburse the Bank for the Bank's out-of-pocket expenses in providing services hereunder, including without limitation, the following:



(a)	All freight and other delivery and bonding charges incurred
by the Bank in delivering materials to and from the Trust and in delivering all materials to shareholders;

(b)  	Costs of postage, couriers, customized statements, labels,
envelopes, checks, reports, letters, tax forms, proxies, notices or other forms of printer material which shall be required by the Bank for the performance of the services to be provided hereunder;



(c)	Any expenses the Bank shall incur at written direction of an officer of the Trust thereunto duly authorized.



4. EFFECTIVE DATE. This Agreement shall become effective as of the date first written above (the "Effective Date").



5. TERM. This Agreement shall continue in effect, unless earlier terminated by either party hereto as provided hereunder, until _____________ (the "Initial Term"). Thereafter, this Agreement shall continue in effect unless either party hereto terminates this Agreement by giving 90 days' written notice to the other party, whereupon this Agreement shall terminate automatically upon the expiration of said 90 days; provided, however, that after such termination, for so long as the Bank, with the written consent of the Trust, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Fees and out-of-pocket expenses incurred by the Bank but unpaid by the Trust upon such termination shall be immediately due and payable upon and notwithstanding such termination. The Bank shall be entitled to collect from the Trust, in addition to the fees and disbursements provided by Sections 2 and 3 hereof, the amount of all of the Bank's cash disbursements and a reasonable fee (which fee shall be not less than one hundred and two percent (102%) for the sum of the actual costs incurred by the Bank in performing such service) for services in connection with the Bank's activities in effecting such termination, including without limitation, the deliver to the Trust and/or its distributor or investment advisor and/or other parties, of the trust's property, records, instruments and documents, or any copies thereof. Subsequent to such termination, the Bank, for a reasonable fee, will provide the Trust with reasonable access to any Trust documents or records remaining in its possession.



6. UNCONTROLLABLE EVENTS. The Bank assumes no responsibility hereunder, and shall not be liable for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.



7. LEGAL ADVICE. The Bank shall notify the Trust at any time the Bank believes that it is in need of the advice of counsel (other than counsel in the regular employ of the Bank or any affiliated companies) with regard to the Bank's responsibilities and duties pursuant to this Agreement; and after notifying the Trust, the Bank, at is discretion, shall be entitled to seek, receive and act upon advice of legal counsel of its choosing, such advice to be at the expense of the Trust or Funds unless relating to a matter involving the Bank's willful misfeasance, bad faith, gross negligence or reckless disregard with respect to the Bank's responsibilities and duties hereunder, and the Bank shall in no event be liable to the Trust or any Fund' or any shareholder or beneficial owner of the Trust for any action reasonable taken pursuant to such advice.



8. INSTRUCTIONS. Whenever the Bank is requested or authorized to take/action hereunder pursuant to instructions from a shareholder, or /a properly authorized agent of a shareholder ("shareholder's agent") , concerning an account in a Fund, the Bank shall be entitled to rely upon any certificate, letter or other instrument or communication, believed by the Bank to be genuine and to have been properly made, signed or authorized by an officer or other authorized agent of the Trust or by the shareholder or shareholder's agent, as the case may be, and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by an officer of the Trust or any other person authorized by the Trust's Board of Trustees or by the shareholder or shareholder's agent, as the case may be.



As to the services to be provided hereunder, the Bank may rely conclusively upon the terms of the Prospectuses and Statement of Additional Information of the Trust relating to the Funds to the extent that such services are described therein unless the Bank receives written instructions to the contrary in a timely manner from the Trust.



9. STANDARD OF CARE: RELIANCE ON RECORDS AND INSTRUCTIONS; INDEMNIFICATION. The Bank shall use its best efforts to ensure the accuracy of all services performed under this Agreement, but shall not be liable to the Trust for any action taken or omitted by the Bank in the absence of bad faith, willful misfeasance, gross negligence or from reckless disregard by it of its obligations and duties. The Trust agrees to indemnify and hold harmless the Bank, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to the Bank's actions taken or nonactions with respect to the performance of services under this Agreement or based, if applicable, upon reasonable reliance on information, records, instructions or requests given or made to the Bank by the Trust, the investment adviser and on any records provided by any fund accountant or custodian thereof. Provident assumes no responsibility or liability for any acts, errors or omissions that may have occurred prior to Provident's acceptance of the duties and responsibilities set forth in this Agreement and the Trust agrees to indemnify and hold Provident harmless from all claims, lawsuits, damages, assessments and the like which are attributable to or caused by any service provider previously engaged by the Trust to perform similar duties for the Trust as are described herein. This indemnification shall not however, apply to actions or omissions of the Bank in cases of its own bad faith, willful misfeasance, gross negligence or from reckless disregard by it of its obligations and duties; and further provided that prior to confessing any claim against it which may be the subject of this indemnification, the Bank shall give the Trust written notice of and reasonable opportunity to defend against said claim in its own name or in the name of the Bank.



10. RECORD RETENTION AND CONFIDENTIALITY. The Bank shall keep and maintain on behalf of the Trust all books and records which the Trust or the Bank is, or may be, required to keep and maintain pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to the maintenance of books and records in connection with the services to be provided hereunder. The Bank further agrees that all such books and records shall be the property of the Trust and to make such books and records available for inspection by the Trust or by the Securities and Exchange Commission (the "Commission") at reasonable times and otherwise to keep confidential all books and records and other information relative to the Trust and its shareholders, except when requested to divulge such information by duly-constituted authorities or court process, or requested by a shareholder or shareholder's agent with respect to information concerning an account as to which such shareholder has either a legal or beneficial interest or when requested by the Trust, the shareholder, or shareholder's agent, or the dealer of record as to such account.



11. REPORTS. The Bank will furnish to the Trust and to its properly authorized auditors, investment advisers, examiners, distributors, dealers, underwriters, salesmen, insurance companies and others designated by the Trust in writing, such reports at such times as are prescribed in Schedule D attached hereto, or as subsequently agreed upon by the parties pursuant to an amendment to Schedule D. The Trust agrees to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein not later than three business days from the receipt thereof. In the event that errors or discrepancies, except such errors and discrepancies as may not reasonably be expected to be discovered by the recipient within three days after conducting a diligent examination, are not so reported within the aforesaid period of time, a report will for all purposes be accepted by and be binding upon the Trust and any other recipient, and the Bank shall have no liability for errors or discrepancies therein and shall have no further responsibility with respect to such report except to perform reasonable corrections of such errors and discrepancies within a reasonable time after requested to do so by the Trust.



12. RIGHTS OF OWNERSHIP. All computer programs and procedures developed to perform services required to be provided by the Bank under this Agreement are the property of the Bank. All records and other data except such computer programs and procedures are the exclusive property of the Trust and all such other records and data will be furnished to the Trust in appropriate form as soon as practical after termination of this Agreement for any reason.



13. RETURN OF RECORDS. The Bank may at its option at any time, and shall promptly upon the Trust's demand, turn over to the Trust and cease to retain the Bank's files, records and documents created and maintained by the Bank pursuant to this Agreement which are no longer needed by the Bank in the performance of its services or for its legal protection. If not so turned over to the Trust, such documents and records will be retained by the Bank for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Trust unless the Trust authorized in writing the destruction of such records and documents.



14. BANK ACCOUNTS. The Bank shall establish and maintain such bank accounts as are necessary in order that the Bank may perform the services required to be performed hereunder. To the extent that the performance of such services shall require the Bank directly to disburse amounts for payment of dividends, redemption proceeds or other purposes, the Trust and Funds shall provide the Bank with all instructions and authorizations necessary for the Bank to effect such disbursements.



15. REPRESENTATIONS OF THE TRUST. The Trust certifies to the Bank that: (a) as of the close of business on the Effective Date, each Fund which is in existence as of the Effective Date has authorized unlimited shares, and (b) by virtue of its Declaration of Trust, shares of each Fund which are redeemed by the Trust may be sold by the Trust from its treasury, and. (c) this agreement has been duly authorized by the Trust and, when executed and delivered by the Trust, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.



16. REPRESENTATIONS OF THE BANK. The Bank represents and warrants that (a) the Bank has been in, and shall continue to be in, substantial compliance with all provision of law, including
Section 17A(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required in connection with the performance of its duties under this Agreement; and (b) the various procedures and systems which the Bank has implemented with regard to safeguarding from loss or damage attributable to fire, theft, or any other cause of the blank checks, records, and other data of the Trust and the Bank's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as are required for the secure performance of its obligations hereunder.



17. INSURANCE. The Bank shall notify the Trust should its insurance coverage with respect to professional liability or errors and omissions coverage be cancelled or reduced. Such notification shall include the date of change and the reasons therefor. The Bank shall notify the Trust of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by the Bank under its insurance coverage.





18.    INFORMATION TO BE FURNISHED BY THE TRUST AND FUNDS.

The Trust has furnished to the Bank the following:



(a)	Copies of the Declaration of Trust of the Trust and any
amendments thereto, certified by the proper official of the state in which such Declaration has been filed



(b)	Copies of the following documents:



1.	The Trust's By-Laws and any amendments thereto:



2.	Certified copies of resolutions of the Board of Trustees
covering the following matters:



A.	Approval of this Agreement and authorization of a specified
officer of the Trust to execute and deliver this Agreement and authorization for specified officers of the Trust to instruct the Bank hereunder; and,



B.	Authorization of the Bank to act as Transfer Agent for the
Trust on behalf of the Funds.



(c)	A list of all officers of the Trust, together with specimen
signatures of those officers, who are authorized to instruct the Bank in all matters.



(d)	Two copies of the following (if such documents are employed
by the Trust):



1.	Prospectuses and Statement of Additional Information;



2.	Distribution Agreement; and,



3.	All other forms commonly used by the Trust or its

Distributor with regard to their relationships and transactions with shareholders of the Funds.



(e)	A certificate as to shares of beneficial interest of the
Trust authorized, issued, and outstanding as of the Effective Date of the Bank's appointment as Transfer Agent (or as of the date on which the Bank's services are commenced, whichever is the later date) and as to receipt of full consideration by the Trust for all shares outstanding, such statement to be certified by the Treasurer of the Trust.



19. INFORMATION FURNISHED BY THE BANK. The Bank has furnished to the Trust the following:



(a)	The Bank's Articles of Incorporation.



(b)	The Bank's Code of Regulations and any amendments thereto.



(c)	Certified copies of actions by the Bank covering the
following matters:



1.	Approval of this Agreement, and authorization of a specified officer of the Bank to execute and deliver this Agreement:



2.	Authorization of the Bank to act as Transfer Agent for the
Trust.



(d)	A copy of the most recent independent accountants' report
relating to internal accounting control systems as filed with the commission pursuant to Rule 17Ad-13 under the Exchange Act.



20. AMENDMENTS TO DOCUMENTS. The Trust shall furnish the Bank written copies of any amendments to, or changes in, any of the items referred to in Section 18 hereof forthwith upon such amendments or changes becoming effective. In addition, the Trust agrees that no amendments will be made to the Prospectuses or Statement of Additional Information of the Trust which might have the effect of changing the procedures employed by the Bank in providing the services agreed to hereunder or which amendment might affect the duties of the Bank hereunder unless the Trust first obtains the Bank's approval of such amendments or changes.



21.	RELIANCE ON AMENDMENTS.  The Bank may rely on amendments to
or changes in any of the documents and other items to be provided by the Trust pursuant to Sections 18 and 20 of this Agreement and the Trust hereby indemnifies and holds harmless the Bank from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character which may result from actions or omissions on the part of the Bank in reasonable reliance upon such amendments and/or changes.
 Although the Bank is authorized to rely on the above-mentioned amendments to and changes in the documents and other items to be provided pursuant to Sections 18 and 20 hereof, the Bank shall be under no duty to comply with or take any action as a result of any such amendments or changes unless the Trust first obtains the Bank's written consent to and approval of such amendments or changes.



22. COMPLIANCE WITH LAW. Except for the obligations of the Bank set forth in Section 10 hereof, the Trust assumes full responsibility for the preparation, contents and distribution of each prospectus of the Trust as to compliance with all applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") , the 1940 Act, and any other laws, rules and regulation of governmental authorities having jurisdiction. The Bank shall have no obligation to take cognizance of any laws relating to the sale of the Trust's shares. The Trust represents and warrants that no shares of the Trust will be offered to the public until the Trust's registration statement under the 1933 Act and the 1940 Act has been declared or becomes effective.



23. NOTICES. Any notice provided hereunder shall be sufficiently given when sent by registered or certified mail to the party required to be served with such notice at the following address: The Provident Bank Trust Dept. , One East Fourth Street, Cincinnati, Ohio 45202, or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.



24. HEADINGS. Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.



25. ASSIGNMENT. This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party.



26.    GOVERNING LAW.  This Agreement shall be governed by and

provisions shall be construed in accordance with the laws of the State of Ohio.



27. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS. The Names "Bhirud Associates, Incorporated" and "Trustees of Bhirud Associates, Incorporated" refer respectively to the Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dates as of, ___________, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Bhirud Associates, Incorporated and elsewhere as required by law, and to any and all amendments thereto so filed and hereafter filed. The obligations of "Bhirud Associates, Incorporated" entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


BHIRUD ASSOCIATES, INCORPORATED

By:  __________________________


THE PROVIDENT BANK

By:  __________________________


									Dated:





SCHEDULE A



TO THE TRANSFER AGENCY AGREEMENT

BETWEEN



BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK







NAME OF FUND



Bhirud Mid Cap Growth Fund







BHIRUD ASSOCIATES, INCORPORATED

By:  __________________________

THE PROVIDENT BANK

By:  __________________________












SCHEDULE   B



TO THE TRANSFER AGENCY AGREEMENT

BETWEEN



BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK





TRANSFER AGENCY SERVICES





1.	Shareholder Transactions



a.	Process shareholder purchase and redemption orders.



b.	Set up account information, including address, dividend
option, taxpayer identification numbers and wire instructions.



c.	Issue confirmations in compliance with Rule 10 under the
Securities Exchange Act of 1934, as amended.



d.	Issue periodic statements for shareholders



e.	Process transfers and exchanges.



f.	Process dividend payments, including the purchasing of new
shares through dividend reinvestment.



2.	Shareholder information services



a.	Make information available to shareholder servicing unit and other remote access units regarding trade date, share price, current holdings, yields, and dividend information.



b.	Produce detailed history of transactions through duplicate or special order statements upon request.



c.	Provide mailing labels for distribution of financial reports, prospectuses, proxy statements, or marketing material to current shareholders.


3.	Compliance Reporting



a.	Provide reports to the Securities and Exchange commission,
the National Association of Securities Dealers and the States in which the Fund is registered.



b.	Prepare and distribute appropriate Internal Revenue Service
forms for corresponding Fund and shareholder income and capital gains.



c.	Issue tax withholding reports to the Internal Revenue Service.



4.	Dealer/Load Processing (if applicable)



a.	Provide reports for tracking rights of accumulation and
purchases made under a Letter of Intent.



b.	Account for separation of shareholder investments from
transaction sale charges for purchases of Fund shares.



c.	Calculate fees due under 12b-1 plans for distribution and
marketing expenses.



d.	Track sales and commission statistics by dealer and provide
for payment of commissions on direct shareholder purchase in a load Fund



5.	Shareholder Account Maintenance



a.	Maintain all shareholder records for each account in the
Trust.



b.	Issue customer statements on scheduled cycle, providing
duplicate second and third party copies if required.



c.	Record shareholder account information changes.



d.  	Maintain account documentation files for each shareholder.




									Dated:

SCHEDULE   C

TO THE TRANSFER AGENCY AGREEMENT

BETWEEN

BHIRUD ASSOCIATES, INCORPORATED

AND

THE PROVIDENT BANK



Annual Fee

$6,300.00 per fund includes the first 250 accounts.



	Next 2,500 Accounts	$12.00 per year per account

	Next 2,000 Accounts	$10.80 per year per account

	Excess	$9.00 per year per account



Fees are charged on a monthly basis at the rate of 1/12 of the annual fee. A charge is made for an account in the month that an account opens.



Multiple Classes of Shares

Classes of shares which have different net asset value or pay different daily dividends will be treated as separate classes, and the fee schedule above, including the appropriate minimums, will be charged for each separate class.



IRA Accounts

The following fee will be charged directly to each IRA Account.



	Setup Fee	$5.00

	Annual Fee	$10.00

	Termination Fee	$5.00



Fund Serv/NSCC Processing

	Participating Fee - total monthly charge (maximum)	$200.00

	Participating Fee - mutual fund networking	$250.00

	Mutual Fund Transaction				$.50/item

	Networking Account Base Fee			$.03/account

	CPU Access --Service Bureau			$40.00/month



BHIRUD ASSOCIATES, INCORPORATED

By:  __________________________

THE PROVIDENT BANK

		By:  __________________________
Additional Services



Programming cost or data base management fees for special reports or customized processing will be quoted upon request.
Additional services are subject to additional fees which will be quoted upon request.



Out of Pocket Expenses:

The Bank shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth in Section 3 of the Transfer Agency Agreement to which this Schedule C is attached.


SCHEDULE  D



TO THE TRANSFER AGENCY AGREEMENT

BETWEEN



BHIRUD ASSOCIATES, INCORPORATED



AND

THE PROVIDENT BANK





REPORTS





I.	Daily Shareholder Activity Journal



II.	Daily Fund Activity Summary Report



a.	Beginning Balance



b.	Dealer Transactions



c.	Shareholder Transactions



d.	Reinvested Dividends



e.	Exchanges



f.	Adjustments



g.	Ending Balance



III. 	Daily Wire and Check Registers



IV.	Monthly Dealer Processing Reports



V.        	Monthly Dividend Reports



VI.	Sales Data Reports for Blue Sky Registration



VII. 	Annual report by independent public accountants concerning
the Bank's shareholder system and internal accounting control systems to be filed with the Securities and Exchange Commission pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.






EXHIBIT 11

CONSENT OF INDEPENDENT ACCOUNTANTS


McCurdy & Associates CPA's, Inc.

27955 Clemens Road

Westlake, Ohio 44145

-----------------------------------------------------------------





CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption
"Financial Highlights" and to the use of our report dated August
31, 1995 in this Registration Statement (Form N-1A No. 33-48013) of Bhirud Funds, Inc.




McCurdy & Associates CPA's, Inc.

Westlake, Ohio

September 26, 1995





EXHIBIT 15.1

DISTRIBUTION AND SERVICE PLAN



AMENDED NOV. 30, 1993



BHIRUD FUNDS, INC.

The Bhirud Mid Cap Growth Fund

Distribution and Service Plan Pursuant to Rule

12b-1 Under the Investment Company Act of 1940



This Distribution Plan and Service plan (the "Plan") is hereby amended to reflect that Bhirud Associates, Inc. (the "Distributor") and Bhirud Funds Inc. (the "Fund") , on behalf of the Bhirud Mid Cap Growth Fund (the "Portfolio") have agreed that the Fund will no longer reimburse the Distributor, in any amount, for distribution, promotional and advertising costs incurred by the Distributor in connection with the distribution of the Portfolio's shares. The Board of Directors of the Fund has approved unanimously this amendment to the Plan and has authorized the Fund to re-execute the Shareholder Servicing Agreement with the Distributor to reflect the foregoing. The Plan is hereby amended in its entirety as set forth herein and as authorized under Section 8 of the previous Plan.



The Plan is adopted by the Fund on behalf of the Portfolio, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act").



The Plan



1.	The Portfolio and the Distributor, have entered into a
Distribution Agreement, in a form satisfactory to the Fund's Board of Directors, under which the Distributor will act as distributor of Portfolio's shares. Pursuant to the Distribution Agreement, the Distributor, as agent of the Portfolio, will solicit orders for the Purchase of the Portfolio's shares, provided that any subscriptions and orders for the purchase of the Portfolio's shares will not be binding on the Portfolio until accepted by the Portfolio as principal.



2.	(a) The Portfolio and the Distributor have entered into a
Shareholder Servicing Agreement, in a form satisfactory to the Portfolio's Board of Directors, which provides that the Distributor may make payments from time to time from the shareholder Servicing fee received by the Distributor and past profits to pay the costs of, and to compensate others, including organizations whose customers or clients are Portfolio shareholders ("Participating Organizations"), for performing shareholder Servicing and related administrative functions on behalf of the Portfolio.



	(b) The Shareholder Servicing Agreement will further provide that the Distributor will in its sole discretion determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Portfolio is required to pay to (1) the Advisor for any fiscal year under the Advisory Contract in effect for that year or otherwise or
(2) to the Distributor under the Shareholder Servicing Agreement in effect for that year or otherwise. The Advisory Contract will also require the Advisor to reimburse the Fund for any amounts by which the Fund's annual operating expenses, including distribution expenses, exceed in the aggregate in any fiscal year the limits prescribed by any state in which the Fund's shares are qualified for sale.



	(c) Furthermore, the Advisor may make payments from time to time from the advisory fees received by the Advisor from the Portfolio and from other companies and past profits for the following purposes:



	(i) to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing and related administrative functions on behalf of the Portfolio;



	(ii) to compensate Participating Organizations for providing assistance in distributing the Portfolio's shares; and



	(iii) to pay the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including salaries and/or commissions of sales personnel of the Distributor and other persons, and of printing and distributing the Portfolio's prospectus to prospective investors in connection with the distribution of the Portfolio's shares.



3.	The Portfolio will pay for (i) telecommunications expenses,
including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement and (ii) preparing, printing and delivering the Portfolio's prospectus to existing shareholders of the portfolio and preparing and printing subscription application forms for shareholder accounts.



4.	Payments by the Distributor to Participating Organizations
for the purpose of distributing the Portfolio's shares are subject to compliance by them with the terms of written agreements in a form satisfactory to the Portfolio's Board of Directors to he entered into between the Distributor and the Participating organizations.



5.	The Portfolio and the Distributor will prepare and furnish to the Portfolio's Board of Directors, at least Quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio, the Distributor and the Advisor, pursuant to the Plan and identifying the distribution activities for which such expenditures were made.



6.	The Plan became effective upon approval by (i) a majority of the outstanding voting securities of the Portfolio (as defined in the Act), and (ii) a majority of the Board of Directors of the Portfolio, including a majority of the Directors who are not interested persons (as defined in the Act) of the Portfolio and who have no direct or indirect financial interest in the operation of the Plan or in any agreement entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.



7.	The plan will remain in effect until July 31, 1995 unless
earlier terminated in accordance with its terms, and thereafter may continue in effect for successive annual periods if approved each year in the manner described in clause (ii) of paragraph 6 hereof.



8.	The Plan may be amended at any time with the approval of the
Board of Directors of the Portfolio, provided that (i) any material amendments of the terms of the Plan will be effective only upon approval as provided in clause (ii) of paragraph 6 hereof, and (ii) any amendment which increases materially the amount which may be spent by the Portfolio pursuant to the Plan will be effective only upon the additional approval as provided in clause (i) of paragraph 6 hereof.



9.	The Plan may be terminated without penalty at any time (i) by a vote of the majority of the entire Board of Directors of the Portfolio and by a vote of a majority of the Directors of the Portfolio who are not interested persons (as defined in the Act) of the Portfolio and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Act).



EXHIBIT  15.3


SHAREHOLDER SERVICING AGREEMENT


SHAREHOLDER SERVICING AGREEMENT



BHIRUD FUNDS, INC. (the "Fund")

The Bhirud Mid Cap Growth Fund (the "Portfolio")



Bhirud Associates, Inc.

Soundview Plaza

1266 East Main Street

Stamford, Connecticut 06902



Ladies and Gentlemen.



This Agreement is being reexecuted to reflect that, effective November 30, 1993, the Distribution and Service Plan adopted by the Fund, on behalf of the Portfolio, in accordance with Rule 12b-1 of the Investment Company Act, as amended (the "Act"), dated August 6, 1992, and continued thereafter in accordance with Rule 12b-1 of the Act, has been amended to eliminate the reimbursement of the Distributor, in any amount, by the Fund for distribution, promotional and advertising costs incurred by the Distributor in connection with the distribution of the Portfolio's shares.



We herewith confirm our agreement with you as follows:



1.	We hereby employ you, pursuant to the Amended
Distribution	and Service Plan dated November 30, 1993, adopted
by us in accordance with Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "Act"), to provide the services listed below:



(a)	You will perform, or arrange for others including
organizations whose customers or clients are shareholders of our corporation (the "Participating Organizations") to perform, all shareholder servicing functions not performed by us or by our Transfer Agent. You may make payments from time to time from your own resources, which may include any Shareholder Servicing Fees (as defined below) received under this Agreement and past profits, to defray the costs of, and to compensate others, including Participating Organizations with whom you have entered into written agreements, for performing shareholder servicing and maintenance of shareholder accounts.



(b)	In consideration of the foregoing we will pay you a fee at
the annual rate of one quarter of one percent (0.25%) of the Portfolio's average daily net assets (the "Shareholder Servicing Fee"). Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or an such other schedule as you shall request us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. You will in your sole discretion determine the amount of any payments made by you pursuant to this Agreement, and you may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount which we are required to pay to you under either this
Agreement or any advisory agreement or distribution	agreement
between you and us, or otherwise.



2.	You will be responsible for the payment of all expenses
incurred by you in rendering the foregoing services, except that we will pay (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by you and Participating Organizations in rendering such services, and (ii) the cost of typesetting, printing and delivering our prospectus to existing shareholders of the Portfolio and of preparing and printing subscription application forms for shareholder accounts. Our obligation to be responsible for the expenses enumerated in this paragraph 2 is limited to an amount equal to
 .05%  per annum of the Portfolio's average daily net assets.



3.	Payments to Participating Organizations to compensate them
for distributing our shares and/or providing shareholder servicing and related administrative functions are subject to compliance by them with the terms of written agreements satisfactory to our Board of Directors to be entered into between you and the Participating Organizations,



4.	We will expect of you, and you will give us the benefit of,
your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.



5.	This Agreement will become effective on the date hereof and
will remain in effect until July 31, 1995 and thereafter for successive twelve-month periods (computed from each August 1), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not interested persons (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Agreement. This
Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our entire Board of Directors, or by a vote of a majority of our Directors who are not interested persons (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of our outstanding voting securities, as defined in the Act, on sixty days' written notice to you, or by you on sixty days' written notice to us.



6.	This Agreement may not be transferred, assigned, sold or in
any manner hypothecated or pledged by you, and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the securities and Exchange Commission thereunder.



7.	Except to the extent necessary to perform your obligations
hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.



If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.





Very truly yours,

BHIRUD FUNDS, INC.

The Bhirud Mid Cap Growth Fund


By: ___________________________

Name: Suresh L. Bhirud

Title:    President



Accepted: July 12, 1995

Bhirud Associates, Inc.

By:  ______________________

Name: Suresh L. Bhirud

Title:    President